As filed with the Securities and Exchange Commission on August 21, 2015

1933 Act Registration No. 333-162441

1940 Act Registration No. 811-22338

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 98	☒
and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 99	☒

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

(Exact Name of Registrant as Specified in Charter)

100 International Drive

Baltimore, Maryland 21202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (410) 539-0000

Name and address of agent for service:	Copy to:

ROBERT I. FRENKEL	ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC	K&L Gates LLP
100 International Drive	1601 K Street, N.W.
Baltimore, Maryland 21202	Washington, D.C. 20006-1600
(Name and address of agent for service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485(b)
☐	on , pursuant to Rule 485(b)
☐	60 days after filing pursuant to Rule 485(a)(1)
☐	on , pursuant to Rule 485(a)(1)
☒	75 days after filing pursuant to Rule 485(a)(2)
☐	on , pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Legg Mason Global Asset Management Trust

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

Contents of Registration Statement

Part A – Prospectus

QS Global Market Neutral Fund – Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS

Part B - Statement of Additional Information

QS Global Market Neutral Fund – Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS

Part C - Other Information

Signature Page

Exhibits

This registration statement does not affect the registration of any series or any class of a series of the Registrant not included herein.

Information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities.

Subject to Completion

Preliminary Prospectus Dated August 21, 2015

Prospectus      November     , 2015

Class (Ticker Symbol): A (—), A2 (—), C (—), FI (—), R (—), I (—), IS (—)

QS

GLOBAL MARKET NEUTRAL FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 36 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None[2]	None[2]	1.00	None	None	None	None
Small account fee[3]	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.95	0.95	0.95	0.95	0.95	0.95	0.95
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	0.25	0.50	None	None
Other expenses[4]
Dividend and interest expenses on securities sold short	2.50	2.50	2.50	2.50	2.50	2.50	2.50
Remainder of other expenses[5]	2.23	2.43	2.23	2.23	2.23	2.13	2.03
Total annual fund operating expenses	5.93	6.13	6.68	5.93	6.18	5.58	5.48
Fees waived and/or expenses reimbursed[6]	(1.88)	(1.88)	(1.88)	(1.88)	(1.88)	(1.88)	(1.88)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	4.05	4.25	4.80	4.05	4.30	3.70	3.60

[1]	Maximum deferred sales charge (load) may be reduced over time.
[2]

You may buy Class A shares or Class A2 shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[4]	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.
[5]

Dividend expenses on securities sold short refer to paying the value of dividends to the securities lenders. This expense may be substantially offset by market value gains after the dividends are announced. Interest expenses on securities sold short arise from the use of short sale proceeds to invest in additional securities or other instruments.

[6]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.55%, 1.75%, 2.30%, 1.55%, 1.80%, 1.20% and 1.10% for Class A, A2, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ (the “Board”) consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

2	QS Global Market Neutral Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years
Class A (with or without redemption at end of period)	959	2,077
Class A2 (with or without redemption at end of period)	977	2,128
Class C (with redemption at end of period)	580	1,797
Class C (without redemption at end of period)	480	1,797
Class FI (with or without redemption at end of period)	407	1,593
Class R (with or without redemption at end of period)	432	1,662
Class I (with or without redemption at end of period)	372	1,496
Class IS (with or without redemption at end of period)	363	1,469

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. While the fund is newly offered and does not have a turnover rate to report for the most recent fiscal year, it does expect to trade actively, meaning that it may have a higher turnover rate.

Principal investment strategies

The fund seeks positive returns unrelated to the broad global market by selecting both long and short positions in equity securities from anywhere in the world while applying measures that attempt to control for risk. The subadviser buys equity securities it considers to be undervalued (“long positions”) and it sells short equity securities it considers to be overvalued (“short positions”). The subadviser uses quantitative models to select long and short position sizes it believes will achieve overall market neutrality, thereby attempting to limit the effects of global stock market movements on overall fund performance. The subadviser views market neutrality to mean that the exposure of the long and short positions should offset one another producing a net equity exposure that is approximately +/- 1% under normal market conditions. Because of the fund’s market neutral strategy, the fund is intended to have returns that are generally independent of the returns and direction of the global stock market, although there can be no assurance that it will achieve that result.

Under normal market conditions, the fund will invest primarily in common stocks, preferred stocks, convertible securities, American depositary receipts, global depository receipts, master limited partnerships, real estate investment trusts, and securities of other investment companies including exchange-traded funds. As a global fund, the fund can seek investment opportunities anywhere in the world, and under normal market conditions, the fund will invest in or have exposure to at least three countries, which may include the United States. The fund may invest without limit in securities in any country, including countries with developed or emerging markets. The fund may invest in issuers of any market capitalization.

When deemed appropriate by the subadviser, the fund may enter into various derivative transactions including, but not limited to, total return swaps, equity futures, options, warrants, and other similar investments. Derivatives may be used by the fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the fund’s portfolio; in an attempt to enhance returns; and to manage cash.

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

QS Global Market Neutral Fund	3

Principal risks cont’d

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Market neutral strategy risk. The fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The fund’s market neutral strategy may result in greater losses or lower positive returns than if the fund held only long positions. Although the subadviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the fund’s market neutral strategy will be successful. The overall performance of the fund depends on the net performance of its long and short positions, and it is possible for the fund to experience a net loss across all positions. The portfolio managers’ security selection process may not eliminate all market risk factors associated with the fund’s long and short positions. It is possible that the fund’s long positions will decline in value at the same time that the fund’s short positions increase in value, thereby increasing potential losses to the fund.

The fund may execute parts of its market neutral strategy by investing across security types and/or geographic markets. This can increase the number of factors that could lead to a lack of correlation between the performance of the long and short positions and therefore result in losses on both sides of the strategy.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

4	QS Global Market Neutral Fund

Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the fund may be required to pay in connection with the short position.

Market sector risk. The fund may be significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. For example, the fund may focus its investments in the financial services sector.

Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Portfolio turnover risk. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from fund performance.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including borrowings and many types of derivatives, the fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.

QS Global Market Neutral Fund	5

Principal risks cont’d

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

REIT risk. The value of Real Estate Investment Trusts, or REITs, may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

MLP risk. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the fund’s shares. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. The market price of the equity security underlying a convertible security may be volatile. When the market price decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, making the convertible security more susceptible to credit and interest rate risks. When the market price of such an equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk.

Investment Company and ETF risk. Investing in securities issued by investment companies and exchange-traded funds (“ETFs”) involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The fund will indirectly bear its pro rata share of the fees and expenses incurred by any fund it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Investing in hedge funds and other privately offered funds involves the additional risks of limited liquidity and potentially significant volatility.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	QS Global Market Neutral Fund

Performance

The fund is newly offered. Once the fund has a performance record of at least one calendar year, the fund’s performance will be included in the Prospectus. The fund will make updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

QS Global Market Neutral Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: QS Investors, LLC (“QS”)

Portfolio managers: Joe Giroux, Austin Kairnes, Steve Lanzendorf and Russell Shtern have been the fund’s portfolio managers since inception.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class A2**	Class C	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	None/None	N/A	None/None	None/None	None/None	N/A
Eligible Investment Programs	None/None	None/None	N/A	None/None	None/None	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

*	Available to investors investing directly with the fund.
**	Available to investors investing through a financial intermediary with a direct transfer agent relationship with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

8	QS Global Market Neutral Fund

More on the fund’s investment strategies, investments and risks

The fund seeks long-term capital appreciation.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

Equity investments

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”).

Foreign investments

The fund has no geographic limits in where it may invest. The fund may invest in both developed and emerging markets. Foreign securities may be denominated and traded in foreign currencies and may be traded in the United States or on international stock exchanges. The fund’s foreign investments are typically equity securities.

Short sales

The fund may engage in short sales to the extent permitted by applicable law. A short sale is a transaction in which the fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. To effect a short sale, the fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the fund will become obligated to replace the security borrowed at the time of replacement, regardless of the market price at that time. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

When the fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the fund’s obligation to cover the short position. The fund may use securities it owns to meet any such collateral obligations. Generally, the fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until the fund closes its short position or replaces the borrowed security, the fund, consistent with the Investment Company Act of 1940, as amended, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount at least equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (following a “mark to market” procedure) in an amount equal to the changes in the market value of the fund’s obligation to purchase the security sold short. This may limit the fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

In response to certain market conditions, regulatory authorities in various countries, including the United States, may from time to time enact temporary rules prohibiting short sales of certain securities. The length of the bans and type of securities covered vary from country to country. Investors should be aware that prohibitions on effecting short sales may apply to the fund, and while the prohibitions remain in effect, they may prevent the fund from fully implementing its investment strategies.

Non-U.S. currency transactions

The fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.

Derivatives and hedging techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as futures and options on these futures; and options on securities or securities indexes. Derivatives may be used by the fund for any of the following purposes:

•	To settle transactions in securities quoted in foreign currencies

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

QS Global Market Neutral Fund	9

More on the fund’s investment strategies, investments and risks cont’d

•	As a means of attempting to enhance returns

•	As a cash flow management technique

•	As a means of providing market exposure

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Real estate investment trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, REITs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code. The fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the fund.

Master limited partnerships (MLPs)

MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company’s operations. Distributions from an MLP often exceed the MLP’s taxable income, decreasing the tax basis of the MLP’s units and increasing a holder’s taxable gain or decreasing a holder’s taxable loss at the time of disposal of such MLP units. [Any such distributions that exceed the remaining tax basis in the MLP’s units will be taxable as capital gain immediately, assuming the units are held as capital assets. Certain MLP units have restrictions that limit or restrict the acquisition of such MLP units by regulated investment companies such as the fund. Such limits or restrictions, if enforced, could limit the availability of such units to the fund or result in a forced sale at a below market price and/or loss of rights to receive MLP distributions.]

The fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships (“QPTPs”) (“the 25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity-focused, such as, for instance, finance-related partnerships.

The fund may also invest in “I-Shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interest. Although I-Shares have similar features to MLP common units with respect to distributions, holders of I-Shares receive distributions in the form of additional I-Shares equal to the cash distributions received by the MLP common unit holders. To the extent the issuers of I-Shares have elected to be treated as corporations for U.S. federal income tax purposes, the fund’s investments in I-Shares are not subject to the 25% Limitation.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of

10	QS Global Market Neutral Fund

their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Exchange-traded funds (ETFs)

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called ETFs.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its investment objective.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Investments by other funds

The fund may be an investment option for other funds, including affiliated funds.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

The subadviser’s proprietary stock selection model applies a bottom-up quantitative process in conjunction with top-down macroeconomic considerations to seek to identify the most and least attractive securities among stocks ranked according to measures of cash flow, earnings growth, earnings expectations, value, technical evaluation and market sentiment. Securities are selected in the long portfolio based on the subadviser’s expectation that they will rise in value relative to short positions. Within the short portfolio, borrowed shares are sold based on the subadviser’s expectation that they will decline in value relative to long positions. Across the long and short positions, the subadviser seeks to achieve overall market neutrality with respect to equity market exposures, sector exposures and geographical exposures. Security selection risk management is embedded throughout the process with multiple layers of trading reviews, diversified portfolio construction guidelines, diversified factor exposure and third party risk model analysis.

Typically, the fund anticipates holding at least 200 long positions and 200 short positions. The value of each long position normally represents no more that 1% of total net assets and the value of each short position normally represents no more than -1% of total net assets. The fund is normally rebalanced at least monthly. The subadviser’s ongoing focus on research and measurement enables it to adapt its investment process as markets continue to evolve.

More on risks of investing in the fund

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt.

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More on the fund’s investment strategies, investments and risks cont’d

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Market neutral strategy risk. The fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The fund’s market neutral strategy may result in greater losses or lower positive returns than if the fund held only long positions. Although the subadviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the fund’s market neutral strategy will be successful. The overall performance of the fund depends on the net performance of its long and short positions, and it is possible for the fund to experience a net loss across all positions. The portfolio managers’ security selection process may not eliminate all market risk factors associated with the fund’s long and short positions. It is possible that the fund’s long positions will decline in value at the same time that the fund’s short positions increase in value, thereby increasing potential losses to the fund.

The fund may execute parts of its market neutral strategy by investing across security types and/or geographic markets. This can increase the number of factors that could lead to a lack of correlation between the performance of the long and short positions and therefore result in losses on both sides of the strategy.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the fund may be required to pay in connection with the short sale.

Market sector risk. The fund may be significantly overweight to underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. For example, the fund may focus its investments in the financial services sector.

Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. In addition, the investment models used by the subadviser to

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evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that value stocks may remain undervalued.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Portfolio turnover risk. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Foreign investments and emerging market risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. Economies and emerging markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the fund,

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More on the fund’s investment strategies, investments and risks cont’d especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Hedging risk. The decision as to whether and to what extent the fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the fund and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.

REIT risk. The fund may invest in pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. Investments in real estate-related securities (including REITs) expose the fund to risks similar to investing directly in real estate. The value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and changes in property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. In addition, the values of REITs are affected by the condition of the economy as a whole, which affects the occupancy rates of various types of real estate (e.g., offices, shopping centers and hotels). The values of many REITs have fallen as a result of recent economic conditions, and may suffer further decline, or a prolonged period of little increase, as a result of poor economic conditions and resulting low occupancies and high foreclosure rates. Turmoil affecting foreclosures can prolong the depression of real estate prices.

MLP risk. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments. The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs. MLPs may be adversely affected by fluctuations in the prices of commodities and may be impacted by the levels of supply and demand for commodities. The performance of MLPs operating in the real estate sector may be linked to the performance of the real estate markets, including the risk of falling property values and declining rents, and from changes in interest rates or inflation. Much of the benefit the fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by

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the MLP to its unit holders, such as the fund. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Investment company and ETF risk. Investing in securities issued by investment companies (including unit investment trusts) and exchange-traded funds (“ETFs”) involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations.

ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities. Some commodity ETFs also invest in commodity futures, which can lose money even when commodity prices are rising.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Risk relating to investments by other funds and investors. Other funds, including affiliated funds, and other significant investors may invest in the fund. From time to time, the fund may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

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More on the fund’s investment strategies, investments and risks cont’d

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of June 30, 2015, LMPFA’s total assets under management were approximately $234.1 billion.

QS Investors, LLC (“QS” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments. QS has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities.

Effective May 31, 2014, QS Investors, LLC, Batterymarch Financial Management, Inc. (“Batterymarch”) and Legg Mason Global Asset Allocation, LLC became subject to common management and investment oversight with the intention of integrating the firms over time to create a combined investment platform. Effective June 30, 2014, Batterymarch Financial Management, Inc.’s and Legg Mason Global Asset Allocation, LLC’s names were changed to QS Batterymarch Financial Management, Inc. and QS Legg Mason Global Asset Allocation, LLC, respectively, to reflect this integration. As of June 30, 2015, the aggregate total assets under management of these firms were approximately $15.7 billion.

Western Asset Management Company (“Western Asset”) manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2014, the total assets under management of Western Asset and its supervised affiliates were approximately $452.5 billion.

LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2015, Legg Mason’s asset management operations had aggregate assets under management of approximately $699.2 billion.

Portfolio managers

Joseph S. Giroux, Austin M. Kairnes III, Stephen A. Lanzendorf and Russell Shtern have leadership responsibility for the day-to-day management of the fund and each is responsible for the strategic oversight of the fund’s investments. The portfolio managers focus on portfolio implementation and are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and QS’ current investment strategies.

Mr. Giroux is a Portfolio Manager at QS. He was formerly a developed markets Portfolio Manager at Batterymarch from 2012 to 2014. Prior to joining Batterymarch, he managed both US and non-US assets for 5 years at several firms—Golden Capital Management, Wells Capital Management and Evergreen Investments—that were affiliated with or acquired by Wells Fargo. He also served as a Portfolio Manager at TriPoint Asset Management and The Boston Company Asset Management. He has a BS in Computer Science from New England Institute of Technology.

Mr. Kairnes is a Portfolio Manager at QS and has 21 years of investment experience. He joined Batterymarch in 2008. Mr. Kairnes was formerly a portfolio manager at Putnam Investments, where he also headed a quantitative research team. Prior to that, he was a portfolio manager and quantitative analyst at Independence Investments LLC. He holds a BA from Boston College and an MBA from Duke University.

Mr. Lanzendorf, CFA, is Head of Active Equity Portfolio Management Strategy at QS and has 30 years of investment experience. He was formerly the Deputy Chief Investment Officer and head of the Developed Markets investment team at Batterymarch from 2012-2014. At Batterymarch, he also served as co-head of the Developed Markets team from 2010 to 2012 and head of the US investment team from 2006 to 2010. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Shtern, CFA, is a Portfolio Manager at QS. He has been the head of equity portfolio management and trading at QS since 2010. Mr. Shtern was formerly portfolio manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. Prior to this he spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks. He has a BBA from Pace University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate of 0.95% of its average daily net assets.

QS Global Market Neutral Fund	17

More on fund management cont’d

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements will be available in the fund’s first shareholder report.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.55%, 1.75%, 2.30%, 1.55%, 1.80%, 1.20% and 1.10% for Class A, A2, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 0.25% for Class A2 shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; and up to 0.50% for Class R shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18	QS Global Market Neutral Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A, Class A2 and Class C shares. Individual investors who hold their shares through a financial intermediary that has a direct transfer agent relationship with the fund (“Direct TA Accounts”) will not be permitted to acquire Class A shares of the fund through new purchases or incoming exchanges. Direct TA Accounts will be permitted to acquire Class A2 shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A or Class A2 and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A or Class A2 shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A or Class A2 shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A, Class A2 or Class C shares.

Each class of shares except Class A2 and Class IS shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A or Class A2 shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A or Class A2 shares

•	Who qualifies for lower sales charges on Class A or Class A2 shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

QS Global Market Neutral Fund	19

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI, Class R, Class I or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class A2

•  Initial sales charge

•  You may qualify for reduction or waiver of initial sales charge

•   Generally lower annual expenses than Class C

•  Available only to investors who hold shares through a financial intermediary that has a direct transfer agent relationship with the fund

		Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A2 shares of funds sold by a financial intermediary with a direct transfer agent relationship with the fund, or if such fund does not offer Class A2, then for Class A shares
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R

•  No initial or contingent deferred sales charge

•  Only offered to Retirement Plans with omnibus accounts held on the books of the fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes except for Class IS	None	None	None	Class I shares of funds sold by the distributor
Class IS	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.

20	QS Global Market Neutral Fund

Sales charges

Class A and Class A2 shares

You buy Class A or Class A2 shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares or Class A2 shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A or Class A2 shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A or Class A2 shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A or Class A2 shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A or Class A2 shares serviced by them.

Amount of investment ($)	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A or A2 shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A or Class A2 shares. However, if you redeem these Class A or Class A2 shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A or Class A2 sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A or Class A2 sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A or Class A2, as applicable, for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares or Class A2 shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

QS Global Market Neutral Fund	21

Sales charges cont’d

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A and Class A2 investors

Class A and Class A2 initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed at least the same amount of Class A shares or Class A2 shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A or Class A2 initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A and Class A2 initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class R shares

You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class I shares and Class IS shares are not subject to any distribution and/or service fees.

22	QS Global Market Neutral Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the fund in the dropdown menu.

QS Global Market Neutral Fund	23

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans, and individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the distributor. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs (absent an exception that is explicitly described in this Prospectus), Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class A2, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class A2, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class A2, Class FI, Class R and Class I shares. Class I shares are available for exchange from Class Aor Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class A2 and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

24	QS Global Market Neutral Fund

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class A2 shares — Retirement Plans

Retirement Plans may buy Class A2 shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A2 shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A2 shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A2 shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A2 shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plans.

Class R shares

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund, certain rollover IRAs and Institutional Investors, and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

QS Global Market Neutral Fund	25

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•    Name of fund being bought

•   Class of shares being bought

•    Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, Massachusetts 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

Certain Service Agents may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Service Agent could be held liable for resulting fees or losses. If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

26	QS Global Market Neutral Fund

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, Massachusetts 01581

QS Global Market Neutral Fund	27

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A, Class A2 or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

Investors that hold Class A2 shares may exchange those shares for Class A2 shares of other funds sold by a financial intermediary with a direct transfer agent relationship with such funds, or if such fund does not offer Class A2, for Class A shares.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•    Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•    The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, Rhode Island 02940-9699

28	QS Global Market Neutral Fund

Express, Certified or Registered Mail: Legg Mason Funds 4400 Computer Drive Westborough, Massachusetts 01581
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•  Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

QS Global Market Neutral Fund	29

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•    The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•   Class of shares being redeemed

•    The dollar amount or number of shares being redeemed

•   Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•    Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•    If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

30	QS Global Market Neutral Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with the distributor or its affiliates.

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Generally, U.S. citizens residing in foreign countries will not be permitted to establish accounts with the fund. Neither the manager, the subadviser nor the fund are currently approved, registered or otherwise permitted to market to prospective investors which are domiciled in, or with a registered office in, any jurisdiction within the Member States of the European Union and the European Economic Area under any legislation implementing the Alternative Investment Fund Managers Directive (the “AIFMD”) and the supplementing Level 2 Delegated Regulation to the AIFMD in the relevant country.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

QS Global Market Neutral Fund	31

Other things to know about transactions cont’d

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and

•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct Accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Non-Direct Accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

32	QS Global Market Neutral Fund

All Accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, the managers believe that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

QS Global Market Neutral Fund	33

Other things to know about transactions cont’d

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First® Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the fund transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

34	QS Global Market Neutral Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A, Class A2 or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by the fund, if any, may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

QS Global Market Neutral Fund	35

Dividends, other distributions and taxes cont’d

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

If the fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. In addition, the fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

36	QS Global Market Neutral Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

•

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

QS Global Market Neutral Fund	37

Financial highlights

The fund had not begun operations as of the date of this prospectus and therefore has no financial highlights to report. The fund’s annual report will be available upon request by calling toll-free 1-877-721-1926.

38	QS Global Market Neutral Fund

Related performance

Performance of related separate accounts

The fund is newly offered.

The performance of the QS Batterymarch — Global Market Neutral Equity Composite (“Composite”) does not represent the past performance of the fund and is not an indication of the future performance of the fund. You should not assume that the fund will have the same performance as the Composite. The performance of the fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes and cash flows between the fund and the Composite. The separate accounts in the Composite generally have lower expenses and are sold through different distribution channels than the fund. The performance of the Composite has not been adjusted to reflect the higher fees and expenses of the fund. For example, the fund incurs the following fees, among others, which are not reflected in the performance of the Composite: audit fees, legal fees, transfer agent fees, custodian fees and Rule 12b-1 fees. If the performance had been so adjusted, returns would have been lower than those shown.

The following information illustrates the changes in the “net” and “gross” performance of the Composite from year to year, and compares them to the performance of a market index over various periods of time. “Net” returns are calculated by applying an annual base fee of 1.0% to monthly gross returns (0.0833% per month) to calculate a net-of-fees return. A performance fee rate of 20% was applied to any positive return in excess of the base fee for each month during such one-year period; however, the performance fee was limited to the positive cumulative annual performance if the cumulative annual performance was negative in the prior period. In months when the return in excess of the base fee was negative, a negative performance fee was applied; however, the negative performance fee was limited to annual cumulative positive performance earned through the prior period. Cumulative negative performance at the end of any one-year period is carried forward to the next annual period. “Gross” returns are calculated after the deduction of brokerage commissions and include the reinvestment of dividends and income. Unless otherwise noted, performance results are presented before the deduction of management and custodial fees. Gross returns will be reduced by management fees and other expenses that may be incurred in the management of an account.

QS Batterymarch — Global Market Neutral Equity Composite

Calendar year total returns. This performance is not the past or future performance of the fund.

*Represents period starting July, 1, 2011 (composite inception date) through December 31, 2011.

Annualized total returns (%)
(for periods ended September 30, 2014) [to be updated to September 30, 2015]

Composite*	1 year	3 years	Since inception**
Net returns	7.09	3.53	3.24
Gross returns	10.02	5.47	5.11
Three-Month LIBOR (reflects no deductions for fees, expenses or taxes)***	0.23	0.33	0.32

*

The Composite was historically managed by QS Batterymarch Financial Management, Inc. Effective May 31, 2014, QS Investors, LLC, Batterymarch Financial Management, Inc. and Legg Mason Global Asset Allocation, LLC became subject to common management and investment oversight with the intention of integrating the firms over time to create a combined investment platform. Effective June 30, 2014, Batterymarch Financial Management, Inc.’s and Legg Mason Global Asset Allocation, LLC’s names were changed to QS Batterymarch Financial Management, Inc. and QS Legg Mason Global Asset Allocation, LLC, respectively, to reflect this integration. The portfolio managers that managed the Composite with QS Batterymarch Financial Management, Inc. continue to manage the Composite with QS Investors, LLC and are the portfolio managers of the fund. The Composite is comprised of accounts that are not SEC-registered entities. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. Monthly composite returns are calculated by weighting monthly account returns by their beginning market values. Quarterly composite returns are time-weighted by linking monthly asset weighted composite returns through compounded multiplication.

**	“Since inception” returns are shown for the period beginning July 1, 2011.
***	The Composite does not have a defined benchmark. The objective of the product is to achieve returns over the risk-free rate, defined for this product as the Three-Month London InterBank Offered Rate (LIBOR) in US dollars. LIBOR is not intended to parallel the risk or investment style of the investment strategy. The LIBOR is derived from a filtered average of the interbank deposit rates from unsecured funding in the London market.

QS Global Market Neutral Fund	39

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

QS

Global Market Neutral Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments will be available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-22338)

LMFX            ST 12/15

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities.

Subject to Completion

Preliminary Statement of Additional Information

Dated August 21, 2015

November     , 2015

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

QS Global Market Neutral Fund

Class	Ticker Symbol
A	-
A2	-
C	-
FI	-
R	-
I	-
IS	-

100 International Drive

Baltimore, Maryland 21202

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus of QS Global Market Neutral Fund (the “fund”), dated November     , 2015 (the “Prospectus”), as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Global Asset Management Trust (the “Trust”), a Maryland statutory trust. This SAI relates only to the fund.

Additional information about the fund’s investments will be available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectus and this SAI do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

Description of the Fund

QS Global Market Neutral Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

Fund Policies

The following information supplements the information concerning the fund’s investment objective, policies and limitations found in the Prospectus.

The fund’s investment objective is to seek long term capital appreciation. The investment objective is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval and upon notice to shareholders.

The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1.	Borrowing: The fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2.	Underwriting: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

3.	Loans: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.	Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5.	Real Estate: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.	Commodities: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7.	Concentration: The fund may not make any investment if, as a result, the fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and

Exemptions) in any one industry. This restriction does not limit the fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of the fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that the fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

The fund is diversified under the 1940 Act. Although not a part of the fund’s fundamental investment restrictions, the 1940 Act currently states that the fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund’s total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Unless otherwise stated, the fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:

1.	Illiquid Securities: The fund may invest up to 15% of its net assets in illiquid securities.

2.	Investment Companies: The fund may not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets; or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d)(1)(G) of the 1940 Act.

Except as otherwise stated, if the fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. An investment will be deemed to have been made at the time the fund enters into a binding commitment to complete the investment. The fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage. If, due to subsequent fluctuations in value or any other reasons, the value of the fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. The fund monitors the portion of its total assets that are invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Investment Strategies and Risks

Equity Investments

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”). Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Illiquid Investments and Restricted Securities

The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are those that cannot be sold or otherwise disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments may include repurchase agreements with terms of greater than seven days, restricted securities other than those the subadviser has determined are liquid pursuant to guidelines established by the Board and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The subadviser, acting pursuant to guidelines established by the Board, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund’s portfolio may adversely affect the fund’s liquidity.

The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. If the fund fails to meet the asset coverage requirements, the fund is required to reduce borrowings within 3 days (excluding Sundays and holidays). The fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, are not deemed to be an issuance of a senior security.

There are various investment techniques that may give rise to an obligation of the fund to make a future payment, about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions and repurchase agreements.

Securities Lending

The fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund’s custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements.

The fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value (“NAV”).

Securities of Other Investment Companies

The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs and expenses for the fund. If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities.

The fund may also invest in the securities of private investment companies. As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund’s investment in these companies typically will have to be determined under policies approved by the Board.

The fund may invest in money market instruments, including money market funds managed by LMPFA or its affiliates and money market funds managed by unaffiliated advisers. Money market funds invest in high-quality, U.S. dollar-denominated short-term debt securities and must follow strict rules as to the credit quality, liquidity, diversification and maturity of their investments. The fund may lose money on its investment in money market funds. If the fund invests in money market funds it will indirectly bear its proportionate share of the management fees and other expenses that are charged by the money market fund in addition to the management fees and other expenses paid by the fund. If the fund invests in money market funds that are managed by LMPFA or its affiliates, it is possible that a conflict of interest among the fund and the affiliated funds could affect how the fund’s manager and its affiliates fulfill their fiduciary duty to the fund and the affiliated funds.

The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the fund invests in certain exchange-traded funds or money market funds.

The fund will invest in the securities of other investment companies, including private investment companies, when, in the subadviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds (“ETFs”)

The fund may invest in the securities of ETFs. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the fund’s ability to purchase securities issued by other investment companies apply.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements and Dollar Rolls

A reverse repurchase agreement is a portfolio management technique in which the fund temporarily transfers possession of a portfolio investment to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio investments. The fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.

The fund may also enter into dollar roll transactions in which the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, the fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to invest the proceeds of the securities sold.

When the fund reinvests the proceeds of a reverse repurchase agreement or dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party (in the case of a reverse repurchase agreement) the securities purchased for future delivery (in the case of a dollar roll) or the securities in which the proceeds are invested (in either case) would affect the market value of the fund’s assets. As a result, such transactions could increase fluctuation in the fund’s NAV. If the fund reinvests the proceeds of the agreement or dollar roll at a rate lower than the cost of the agreement or dollar roll, engaging in the agreement or dollar roll will lower the fund’s yield.

To avoid potential leveraging effects of reverse repurchase agreements and dollar rolls, the fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreements or dollar rolls.

The fund will not engage in reverse repurchase agreements if its total borrowings exceed 33 1/3% of its total assets.

Foreign Securities

The fund may invest in securities of foreign issuers, foreign currencies, and securities of U.S. issuers with substantial foreign operations (collectively, “foreign investments”). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser. Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund’s shares, and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

In addition to purchasing foreign securities, the fund may invest in American Depositary Receipts (“ADRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, the fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Some European governments and banks have required assistance from the governments of other countries, and more such assistance may be required in the future; it may be politically difficult for the governments providing such assistance to continue to do so, which could result in further instability. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Investment in Japan

Japan has the largest capitalized stock market outside the United States. For decades, Japan enjoyed strong economic growth, however, growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. The Japanese economy experienced a mild recovery in the mid-2000s, but fell into another recession as a result of the recent financial crisis. This recession was likely compounded by Japan’s massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses. Japan’s economy is heavily dependent on exports and foreign oil. The strength of the Japanese yen may adversely affect industries engaged substantially in export. The performance of the fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar.

Japan is located in a seismically active area, and severe earthquakes and tsunamis may damage important elements of the country’s infrastructure. In 2011, Japan experienced an earthquake and resulting tsunami of sizeable magnitude, which caused significant infrastructural damage, including severe damage to nuclear power plants. Japanese economic prospects may be affected by its relationships with and the political and military situations of its nearby neighbors, notably North and South Korea, China and Russia.

Foreign Currency Exposure

The fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation and other economic and financial conditions affecting the world economy. The fund may also be affected favorably or unfavorably by exchange control regulations.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the fund. Moreover, if the value of the foreign currencies in which the fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which the fund invests without regard to the effect such fluctuations have on income received or gains realized by the fund. Given the level of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To some extent, if forward markets are available, currency exchange risk can be managed through hedging operations. However, governmental regulations and limited currency exchange markets in most emerging markets make it highly unlikely that the fund will be able to engage in any hedging operations in these markets, at least in the foreseeable future. If hedging opportunities become available and the subadviser elects to employ them, the fund may incur investment risks and substantial transaction costs to which it would not otherwise be subject. Whether or not it hedges, the fund will incur transaction costs in connection with conversions between various currencies.

Preferred Stock

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Warrants and Rights

Warrants or rights may be acquired separately, or as part of a unit or attached to securities at the time of purchase, and may be deemed to be with or without value. Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants and rights basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants and rights differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, a fund could sustain losses on transactions in warrants that would require the fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value. If a convertible security held by the fund is called for redemption, the fund will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or (3) sell it to a third party.

Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the subadviser. Moody’s describes securities rated “Ba” as having speculative elements and subject to substantial credit risk.

When-Issued Securities

When-issued securities are commitments to purchase securities on a “when-issued” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. A fund may sell the securities subject to a when-issued purchase, which may result in a gain or a loss. When a fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of when-issued securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

The fund will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the fund’s when-issued or delayed-delivery commitments. On the settlement date, a fund will meet its obligations from then available cash flow, the sale of segregated securities, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

Indexed Securities

Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities do not include mutual funds, exchange-traded funds, or other pooled investment vehicles that make investments designed to track the performance of a particular market index or other indicator. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer’s creditworthiness deteriorates. The value of some indexed securities varies according to a multiple of the underlying securities, and so will be more volatile than the underlying investments and may have a leverage like effect on the fund. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. The U.S. Treasury issues securities whose principal value is indexed to the Consumer Price Index (also known as “Treasury Inflation-Indexed Securities”). A fund will purchase indexed securities only of issuers that its adviser determines present minimal credit risks and will monitor the issuer’s creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each fund’s investment allocations, depending on the individual characteristics of the securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument or index and, in that respect, have a leverage-like effect on a fund.

Foreign Currency Exchange-Related Securities and Warrants

Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Financial Instruments

GENERAL. The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to attempt to enhance its return or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage the fund’s foreign currency exposure (including exposure to the euro) as well as other risks of the fund’s investments that can affect its net asset value (“NAV”). The subadviser may determine not to hedge particular risks, and the fund may be completely unhedged at any point in time. The fund will not employ hedging strategies; however, the fund reserves the right to hedge its portfolio investments in the future. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Generally, the fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the fund is authorized to invest in foreign securities, the fund may purchase and sell foreign currency (including euro) derivatives. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations. See “Additional Tax Information.”

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded (note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC). In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments, and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

As noted above, the fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the fund’s investment in other investment vehicles, including investment companies that are not managed by the fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of the fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The fund’s manager has filed the required notice to claim this no-action relief.

FINANCIAL INSTRUMENTS AND HEDGING. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund’s portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged. Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the fund might be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

COVER. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the fund’s books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets for cover or segregation could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF FINANCIAL INSTRUMENTS TRADED ON FOREIGN EXCHANGES. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance its return by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as the result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid Investments and Restricted Securities.”

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid Investments and Restricted Securities.”

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the fund’s NAV being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund, as the call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under “Illiquid Investments and Restricted Securities.”

Generally, OTC foreign currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold as a substitute for buying or selling securities or as a cash flow management technique.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Initial margin with respect to a futures or option on futures contract is the amount of assets that must be deposited by the fund with, or for the benefit of, a futures commission merchant to initiate the fund’s futures or option positions. Initial margin is the margin deposit made by the fund when it enters into a futures or option contract; it is intended to assure performance of the contract by the fund. If the value of the fund’s account declines by a specified amount, the fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level. This is sometimes referred to as “variation margin.” Subsequent “variation margin” payments are made to and from the futures commission merchant as the value of the account varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a settlement of the fund’s obligations to or from a futures commission merchant. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options thereon. Successful use of futures contracts and related options depends upon the ability of the subadviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as resulting from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make variation margin payments.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. In addition, the fund’s activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period.

Index Futures. When deemed advisable by the subadviser, the fund may enter into stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. When the fund buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks.

When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the fund’s portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

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FOREIGN CURRENCY HEDGING STRATEGIES—SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the fund’s securities are denominated or to attempt to enhance the fund’s return. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. The fund may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

The success of foreign currency investing depends on the subadviser’s skill in analyzing and predicting currency values. Currency investing may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the subadviser anticipates. There is no assurance that currency investments will be advantageous to the fund or that, when these investments are used as a hedge, the hedge will be implemented at an appropriate time. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term investment strategy is highly uncertain.

FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. The fund will deal only with banks, broker/dealers or other financial institutions that the subadviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

TURNOVER. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. The fund may enter into swaps, caps, floors and collars to attempt to increase or preserve a return or a spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those described below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

The creditworthiness of firms with which the fund enters into swaps, caps, floors or collars will be monitored by the subadviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the fund’s custodian that satisfies the requirements of the 1940 Act. The fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The subadviser and the fund believes that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund’s restrictions on borrowing or senior securities.

PORTFOLIO TURNOVER. The fund may have an annual portfolio turnover rate significantly in excess of 100%. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the fund. It may also increase the amount of short-term capital gains realized by the fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. The fund will take these possibilities into account as part of its investment strategies.

New Investment Products

New types of derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that the subadviser believes may assist the fund in achieving its investment objective.

Recent Market Events

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the fund.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing will also entail the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such the fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the fund’s manager, sub-adviser(s) and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The fund and its shareholders could be negatively impacted as a result.

Redemption Risk

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

* * * * *

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the fund.

Additional Risk Disclosure

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the fund because they are managed by the manager or an affiliate of the manager, may invest in the fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the fund may experience relatively large redemptions or investments due to transactions in fund shares by the fund or other significant investor. The effects of these transactions could adversely affect the fund’s performance. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the fund. A large redemption could cause the fund’s expenses to increase and could result in the fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when the fund or other significant investor purchases, redeems, or owns a substantial portion of the fund’s shares.

The manager and the subadviser may be subject to potential conflicts of interest in connection with investments in the fund by an affiliated fund due to their affiliation. For example, the manager or the subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The manager, the subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the fund’s shareholders, although there can be no assurance that such efforts will be successful. The manager and the subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Additional Tax Information

The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General

To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders (2) the shareholders would treat all those distributions including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is “qualified dividend income” (described below would be taxable as net capital gain, at a preferential maximum federal income tax rate) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A distribution the fund declares in October, November or December of any year that is payable to shareholders of record on a date in such a month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distribution during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Capital Loss Carryforwards. As of the date of this SAI, the fund was not operational and therefore has no capital loss carryforwards to report.

For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryforwards and may be used to offset such gains, whether short- or long-term. Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit; any such carryforward losses will retain their character as short-term or long-term. Carryforwards of Post-2010 Losses must be fully utilized before the fund will be permitted to utilize any carryforwards of Pre-2011 Losses. As a result, carryforwards of Pre-2011 Losses may be more likely to expire unused.

Separately, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a RIC generally is permitted to elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date if the fund is permitted to so elect and so elects)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date if the fund makes the election referred to above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31, if any) as if incurred in the succeeding taxable year.

Dividends and Other Distributions and Redemption of Shares

Dividends and other distributions the fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Dividends from the fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of the dividends from the fund’s investment company taxable income may be eligible for (1) the 15% maximum rate of federal income tax (20% for taxpayers with taxable income exceeding certain thresholds applicable to “qualified dividend income” received by individual shareholders and (2) the dividends-received deduction for corporate shareholders. The eligible portion for purposes of the preferential rate for any fund may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. In addition, the availability of the preferential rate for individual shareholders and the dividends-received deduction allowed to corporations is subject to satisfaction by the fund, with respect to the shares on which the dividends it receives are paid, and the shareholder, with respect to its fund shares, of certain holding period and other restrictions. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The fund’s distributions of net capital gain (“capital gain distributions”) do not qualify as qualified dividend income (“QDI”) or for the dividends-received deduction. It is not expected that a significant part of the fund’s dividends will so qualify.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Capital gain distributions will be subject to federal income tax at a maximum rate of 15% for individual shareholders (20% for taxpayers with taxable income exceeding certain thresholds. In addition, any capital gain an individual shareholder realizes on a redemption of his or her fund shares held for more than one year will qualify for that maximum rate. If shares of the fund are purchased within 30 days before or after a redemption of shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Taxation of Non-U.S. Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“non-U.S. shareholder”), depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder. If the income from the fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally would be exempt from federal income tax on gain realized on the sale of fund shares and fund distributions of net capital gain (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2015. Unless extended, this exemption would not apply to the fund. The fund currently does not expect to designate any distributions as “interest-related dividends” but will designate “short-term capital gain dividends.” If the income from the fund is effectively connected with your U.S. trade or business, you will be subject to federal income tax on such income as if you were a U.S. shareholder.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

Basis Reporting

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will, unless instructed otherwise, calculate the basis it reports using an average basis method, in which the basis per share is reported as an average of the bases of the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Foreign Securities

FOREIGN TAXES. Dividends and interest the fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes. Even if the fund is entitled to seek a refund in respect of such taxes, it may choose not to.

If more than 50% of the value of the fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to any such election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as the shareholder’s own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax, or alternatively, deduct the foreign taxes deemed paid by the shareholder in computing the shareholder’s taxable income. If the fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may make an election that would enable them to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES. The fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to QDI.

If the fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax—even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The fund may elect to “mark-to-market” its stock in any PFIC and, in such event, would be required to distribute to its shareholders any resulting gains in accordance with the Distribution Requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

FOREIGN CURRENCIES. Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time the fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the fund’s investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

Options, Futures and Forward Foreign Currency Contracts

The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations)—and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies—will be treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which the fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts entered with respect to which it has made a “mixed straddle” election, must be “marked-to-market” (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which the fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

Other

If the fund has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60 day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Additional Purchase and Redemption Information

If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

General

See the Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse) and parents, grandparents, children, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of the fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchase of fund shares, please see the Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares and Class A2 Shares. Class A shares and Class A2 shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Prospectus.

Financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund (“Financial Advisers”) may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares or Class A2 shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares and Class A2 shares of $1 million or more will be made at NAV without any initial sales charge, but are subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1.00% on certain redemptions made within 12 months of purchase. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class FI, Class R, Class I and Class IS Shares. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares and Class A2 shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares or Class A2 shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares or Class A2 shares in the fund (or Class A shares or Class A2 shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

(h) sales through financial intermediaries who have entered into an agreement with LMIS to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A or Class A2 shares of funds sold by the distributor to take advantage of the breakpoints in the Class A or Class A2 shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares or Class A2 shares, as applicable, for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letters of Intent—These help you take advantage of breakpoints in Class A and Class A2 sales charges. Purchases of Class A and Class A2 may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares or Class A2 shares of funds distributed by LMIS over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A or Class A2 purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds distributed by LMIS.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and other distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Asset Level Goal, including shares of classes other than Class A shares or Class A2 shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares or Class A2 shares, and if any shares, including Class A shares or Class A2 shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of the fund distributed by LMIS may be credited towards your Asset Level Goal. Shares of certain money market funds distributed by LMIS acquired by exchange from other funds offered with a sales charge and distributed by LMIS may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements of any relevant accounts, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must however contact your Financial Adviser, or if you purchase your shares directly through the fund, contact the fund prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Financial Adviser in writing, or if you purchase your shares directly through the fund, by notifying the fund in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gain distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through the fund, the fund, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Shareholders purchasing shares at a reduced sales charge under a Letter of Intent indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Contingent Deferred Sales Charge Provisions

The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A shares or Class A2 shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares and Class A2 shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are Contingent

Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds distributed by LMIS. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. LMIS receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 ; (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in the fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares and Class A2 shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C shares (and Class A or Class A2 share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, Class A2, and Class C shares (redeemed within 12 months of purchase), and on Class A and Class A2 shares when purchased in amounts equaling or exceeding $1 million (redeemed within 18 months of purchase).

Set forth below is an example of the method of computing the offering price of Class A and Class A2 shares of the fund based on an estimated NAV of a share of the fund.

Class A (based on a NAV of $10.00 and a maximum initial sales charge of 5.75%)	$10.61
Class A2 (based on a NAV of $10.00 and a maximum initial sales charge of 5.75%)	$10.61

Exchange Privilege

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of the fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the fund.

Investors that hold Class A2 shares may exchange those shares for Class A2 shares of other funds sold by a financial intermediary with a direct transfer agent relationship with such funds, or if such fund does not offer Class A2, for Class A shares.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the fund transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and the prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Financial Adviser to determine if it offers a similar service.

Class A, Class A2 and Class C Shareholders

Class A, Class A2 and Class C shareholders having an account with a balance of $10,000 or more ($5,000 or more for Retirement Accounts) may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the fund’s transfer agent—fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, its transfer agent and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders

Certain shareholders of the fund’s Class FI, Class I or Class IS shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General

The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the close of regular trading on the Exchange on the next day the Exchange is open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year’s worth of scheduled withdrawals. In addition, shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under the Plan.

Dividends

Shares will begin to earn dividends on the settlement date of purchase and will accrue dividends through the day before the settlement date of redemption.

Other Information Regarding Redemptions

The fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund’s investments or determination of its NAV not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund’s shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

Foreign securities markets may be open for trading on days when the fund is not open for business. The NAV of fund shares may be significantly affected on days when investors do not have access to the fund to purchase and redeem shares.

Clients of certain financial intermediaries that maintain omnibus accounts with the fund’s transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund’s distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

The fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund’s NAV per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem “in-kind” under normal circumstances, but would do so where the subadviser determines that it would be in the best interests of the fund’s shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the shareholder receiving the securities (though the fund generally would not be required to recognize gain for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

The fund has authorized one or more financial services institutions to receive on its behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution’s authorized designee, receives the order. Orders will be priced at the fund’s NAV next computed after they are received by an authorized trust company or the financial services institution’s authorized designee and accepted by the fund.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with LMIS or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the distributor equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the fund. For participating plans established with the fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares, but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C and Class C1 exchange privileges applicable to their plan.

Valuation of Shares

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

Disclosure of Portfolio Holdings

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding the fund’s portfolio holdings may be shared at any time with employees of the manager, the fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). The fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, the fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of [December 1, 2014], of those parties with whom the manager, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day

Recipient	Frequency	Delay Before Dissemination
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the Prospectus. The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, the fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	The fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of the fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

The fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to the fund’s board.

Limitations of policy

The fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than the fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including the fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

Tax-Deferred Qualified Plans—Class A, Class A2 and Class C Shares

Investors may invest in Class A, Class A2 and Class C shares of the fund through IRAs, simplified employee pension plans (“SEPs”), savings incentive match plans for employees (“SIMPLES”), other qualified retirement plans and Coverdell ESAs (collectively, “qualified plans”). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account—IRA

TRADITIONAL IRA. Certain Class A, Class A2 and Class C shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse’s combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain “modified adjusted gross income” (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan—SEP

LMIS makes available to corporate and other employers a SEP for investment in Class A, Class A2 and Class C shares of the fund.

Savings Incentive Match Plan for Employees—SIMPLE

An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee’s salary or a 2% non-elective contribution.

Coverdell Education Savings Account—Coverdell ESA

A Coverdell ESA provides a vehicle for saving for a child’s education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

For further information regarding any of the above-qualified plans, including MAGI limitations, contact your financial adviser or the fund at 1-877-721-1926.

Withholding

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

Management of the Fund

Under applicable law, the Board is responsible for management of the Trust and provides broad oversight over its affairs. The Board elects the Trust’s officers who manage the day-to-day operations of the Trust under the general direction of the Board.

The trustees of the Trust, including the trustees who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the trustees oversee and other board memberships the trustees have held during the past five years are set forth below. The business address of each trustee (including each trustee of the fund who is not an Independent Trustee) is c/o Jane E. Trust, 100 International Drive, Baltimore, Maryland 21202.

INDEPENDENT TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee		Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Hearn, Ruby P. (1940) Trustee	Since 2004	[22	]	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 – 2012); Director of the Institute for Healthcare Improvement (2002 – 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).

Lehman, Arnold L. (1944) Trustee and Chair	Since 1982	[22	]	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998; formerly: Director of The Baltimore Museum of Art (1979 to 1997).

Masters, Robin J.W. (1955) Trustee	Since 2002	[22	]	Director of Cheyne Capital International Limited (investment advisory firm). Formerly: Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc (2007-2011).	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
McGovern, Jill E. (1944) Trustee	Since 1989	[22]	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).

Mehlman, Arthur S. (1942) Trustee	Since 2002	Trustee of all Legg Mason Funds consisting of [22] portfolios; Director/ Trustee of the Royce Family of Funds consisting of 34 portfolios.	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director of Municipal Mortgage & Equity, LLC. (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).

O’Brien, G. Peter (1945) Trustee	Since 1999	Trustee of all Legg Mason Funds consisting of [22] portfolios; Director/ Trustee of the Royce Family of Funds consisting of 34 portfolios.	Director of TICC Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999).

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Rowan, S. Ford (1943) Trustee	Since 2002	[22]	None	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly: Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).

Tarola, Robert M. (1950) Trustee	Since 2004	[22]	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly: Director of TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly: Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).

INTERESTED TRUSTEE:

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Number of Funds in Fund Complex Overseen by Trustee		Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Jane Trust (1962) Trustee, President and Chief Executive Officer^	Since 2015	[147	]	None	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of [156] funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).

^	Jane Trust became a Trustee, President and Chief Executive Officer effective June 1, 2015.

EXECUTIVE OFFICERS:

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Berarducci, Christopher (1974) Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly: Assistant Vice President of Legg Mason & Co. (2007 to 2011); Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007).

Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel - U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Name, (Year of Birth) and Position with Trust	Term of Office* and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Kerr, Susan (1949) Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008).

Sennett, Richard F. (1970) Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007).

Williams, Vanessa A. (1979) Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006).

*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(1)	Indicates the earliest year in which the Trustee became a board member for the fund in the Legg Mason fund complex or the officer took such office.

The trustees of the Trust were selected to serve or continue on the Board based upon some or all of the following: their skills, experience, judgment, analytical ability, intelligence, common sense, current or previous profit and non-profit board membership, experience on the Board and, for each Independent Trustee, their demonstrated willingness to take an independent and questioning stance toward management. Each trustee also now has considerable familiarity with the Trust, the fund’s manager, subadviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result, in the case of the Independent Trustees, of his or her substantial prior service as a trustee or director of certain funds in the Legg Mason-sponsored fund complex. No particular qualification, experience or background establishes the basis for any trustee’s position on the Board and the Nominating and Governance Committee and individual Board members may have attributed different weights to the various factors.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to a trustee as noted: Dr. Hearn, experience in senior management and on the boards of non-profit organizations devoted to health and health care, scientific analytical training and service on the governing board and policy making body for a university; Dr. Lehman, experience as chief executive officer of major museums and other entities involved in the arts, experience as Lead Independent Trustee and experience as a founding director of the Legg Mason Funds; Ms. Masters, investment management experience as chief investment officer and director of an investment advisory firm and service on the boards of other investment companies; Dr. McGovern, experience as chief executive officer of a foundation and non-profit fundraising organization devoted to programs of the National Marrow Donor Program; Mr. Mehlman, accounting, auditing and management experience with an international accounting firm, and service on the boards of a for profit publicly held entity, an academic foundation and a non-profit organization that provides services for individuals of all abilities; Mr. O’Brien, experience at senior levels of a large financial services company and service on the boards of academic institutions and a residential home care company; Mr. Rowan, experience in business and management consulting, academic experience as a lecturer in organizational sciences and journalism, experience in senior levels of a non-profit organization dedicated to the management of critical events and service on the board of a non-profit independent research and educational center; and Mr. Tarola, experience as chief financial officer and in senior management of a university, a healthcare organization and a specialty chemicals company, as an advisory group member to the Public Company Accounting Oversight Board, as a partner with an international accounting firm, and in senior management of a corporate finance and governance consulting organization. Ms. Trust was selected to join the Board based upon her investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. The Board also considered her character and integrity, her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Ms. Trust is an interested person of the fund. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee and Independent Trustees Committee. Each of the Audit, Nominating and Governance, and Independent Trustees Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where the Board deems appropriate, it appoints ad hoc committees.

The Board Chair and the chairs of the Committees work with management personnel and counsel to set the agendas for Board and committee meetings. The Board Chair also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the funds’ adviser, and provides the Independent Trustees an opportunity to air their views, determine matters of significance to the funds and their shareholders, and interact and communicate effectively with management on those matters.

The Audit Committee’s purposes are (i) to oversee the Trust’s accounting and financial reporting policies and practices; (ii) to oversee the quality of the funds’ financial statements and the independent audit thereof; (iii) to oversee the integrity of the process by which the financial statements are prepared, and the independent audit thereof; and (iv) to act as liaison between the Trust’s independent auditor and the Board. The Audit Committee meets at least twice a year with the Trust’s independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Trust, the auditor’s assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters.

The Nominating and Governance Committee meets as necessary to review and nominate candidates for positions as trustees and to fill vacancies on the Board and the Audit and Nominating and Governance Committees. The selection and nomination of candidates to serve as independent trustees to the Trust is committed to the discretion of the Trust’s current Independent Trustees. The Nominating and Governance Committee will accept recommendations for nominations from any source it deems appropriate and may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating and Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. While there is no formal list of qualifications, the Nominating and Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice, or backgrounds in senior management or sensitive fiduciary positions, such as oversight of the endowments of not-for-profit entities. For candidates to serve as Independent Trustees, independence from the Trust’s manager, advisers and subadvisers, their affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trust operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs. The Nominating and Governance Committee is also responsible for recommending policies to the Board concerning, among other things, compensation for the Independent Trustees, Independent Trustee investment in the funds and Independent Trustee retirement. In addition, the Committee is responsible for overseeing the process for the annual evaluation of the performance of the Board and its Committees.

The Independent Trustees Committee’s purposes are (i) to review the Trust’s advisory, sub-advisory and distribution agreements and Rule 12b-1 Plans and related agreements in accordance with the 1940 Act; (ii) to assist the Independent Trustees in carrying out their responsibilities pursuant to Rule 38a-1 under the 1940 Act; (iii) to assist the Independent Trustees in fulfilling their responsibilities pursuant to Rule 0-1 under the 1940 Act; (iv) to provide Independent Trustees an opportunity to exchange views and formulate positions separately from management; and (v) to oversee issues related to the Independent Trustees that are not specifically delegated to another Board Committee.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment program and business affairs. The Board views risk management as an important responsibility of management and has emphasized to the fund’s manager and subadvisers the importance of maintaining vigorous risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management processes through oversight by the full Board.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board, the fund, the manager, the subadviser and the affiliates of the manager and the subadvisers, or other service providers to the fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as the fund’s independent accountant, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

[During the fiscal year ended November 30, 2014, the Audit Committee met four times, the Nominating Committee met one time and the Independent Trustees Committee met five times.]

The following table shows each trustee’s ownership of shares of the fund and of all the Legg Mason Funds served by the trustee as of December 31, 2014:

Name of Trustee	Dollar Range of Equity Securities in the fund: ($)	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Trustee ($)
INDEPENDENT TRUSTEES:
Hearn, Ruby P.	None	Over 100,000
Lehman, Arnold L.	None	Over 100,000
Masters, Robin J.W.	None	Over 100,000
McGovern, Jill E.	None	Over 100,000
Mehlman, Arthur S.	None	Over 100,000
O’Brien, G. Peter	None	Over 100,000
Rowan, S. Ford	None	Over 100,000
Tarola, Robert M.	None	Over 100,000

INTERESTED TRUSTEES:
Trust, Jane E.* Murphy, Jennifer W.**	None None	Over 100,000 Over 100,000
Fuller, Kenneth D.**	None	Over 100,000

*	As of April 20, 2015.
**	Ms. Murphy resigned from the Board effective April 24, 2015. Mr. Fuller resigned from the Board effective at the close of business on May 31, 2015.

As of [December 31, 2014], none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the Trust to its Board is set forth below. The Independent Trustees receive an annual retainer plus a fee for each meeting of the Board attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. As an interested person of the fund, Ms. Trust does not receive compensation from the fund for her service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

For serving as a trustee of certain of the Legg Mason mutual funds, each Independent Trustee receives an annual retainer of $107,500 and a fee of $9,000 for each regularly scheduled meeting he or she attends. Individual trustees may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Trustee receives additional compensation of $20,000 annually. The Chair of the Audit Committee receives additional compensation of $15,000 annually. The Vice Chair of the Audit Committee receives additional compensation of $5,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Trustees will also receive a fee of $5,000 or $1,250 for any special Board meeting they attend in person or by telephone, respectively. The Independent Trustees review the level of trustee compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund’s counsel, independent trustee counsel and independent consultants, as the Independent Trustees deem appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds overseen by the Independent Trustees, market changes in mutual fund trustee compensation, changes in the operational and regulatory environment and changes in the oversight role played by the Independent Trustees.

The following table provides certain information relating to the compensation of the Trust’s trustees. None of the Legg Mason Funds has any retirement plan for its trustees. However, each trustee may participate in a deferred compensation plan as discussed below.

Name of Person and Position	Aggregate Compensation from the fund* ($)	Total Compensation from Legg Mason Funds** ($)	Total Compensation from Fund Complex*** ($)
INDEPENDENT TRUSTEES:
Hearn, Ruby P.—Trustee	None	146,250	146,250
Lehman, Arnold L.—Trustee	None	166,250	166,250
Masters, Robin J.W.—Trustee	None	145,000	145,000
McGovern, Jill E.—Trustee****	None	147,500	147,500
Mehlman, Arthur S.—Trustee	None	161,250	440,250
O’Brien, G. Peter—Trustee	None	150,000	429,000
Rowan, S. Ford—Trustee	None	146,250	146,250
Tarola, Robert M.—Trustee	None	151,250	151,250

INTERESTED TRUSTEES:
Murphy, Jennifer W. *****	None	None	None
Fuller, Kenneth D. *****	None	None	None

*	As the fund was not operational prior to the date of this SAI, the fund has not yet paid any compensation to the trustees of the fund.
**	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2014 from the Legg Mason Funds. At the end of that period, there were 3 open-end investment companies in the Legg Mason Funds, consisting of 18 portfolios.
***	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2014 from the Fund Complex.
****	The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2014 for the participating trustee is as follows: Jill E. McGovern, $ 1,260,476.
*****	Ms. Murphy resigned from the Board effective April 24, 2015. Mr. Fuller resigned from the Board effective at the close of business on May 31, 2015.

Officers receive no compensation from the Trust, although they may be reimbursed by Legg Mason for reasonable out-of-pocket travel expenses for attending Board meetings.

As the fund was not operational prior to the date of this SAI, the trustees and officers of the fund owned beneficially or of record, in the aggregate, less than 1% of the outstanding shares of any class of the fund as of the date of this SAI. In addition, as of the date of this SAI, no shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund.

As of the date of this SAI, to the Trust’s knowledge no person owned of record or beneficially 25% or more of the outstanding shares of the fund . Shareholders who beneficially own 25% or more of the outstanding shares of the fund or who are otherwise deemed to “control” the fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.

Manager and Subadvisers

Manager

LMPFA, a Delaware company, with offices at 620 Eighth Avenue, New York, New York 10018, serves as serves as manager to the fund under a Management Agreement (“Management Agreement”).

The Management Agreement provides that, subject to overall direction by the Board, LMPFA manages or oversees the investment and other affairs of the fund. LMPFA is responsible for managing the fund consistent with the 1940 Act, the Code and the fund’s investment objectives and policies described in the Prospectus and this SAI. LMPFA is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of the fund’s operations; (c) bear the expense of certain informational and purchase and redemption services to the fund’s shareholders; (d) arrange, but not pay for, the periodic updating of prospectus and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust’s officers and trustees. LMPFA and its affiliates pay all compensation of trustees and officers of the Trust who are officers, trustees or employees of LMPFA. The fund pays all of its expenses which are not expressly assumed by LMPFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectus, statement of additional information, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, the fund’s distributor, compensation of the Independent Trustees, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its trustees and officers with respect to litigation.

LMPFA has delegated the portfolio management functions for the fund to QS Investors, LLC and Western Asset Management Company.

Under the Management Agreement, LMPFA will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board, by vote of a majority of the fund’s outstanding voting securities, or by LMPFA, on not less than 60 days’ prior notice to the Trust, and may be terminated immediately upon the mutual written consent of LMPFA and the Trust.

LMPFA has agreed to waive fees and/or reimburse the fund’s operating expenses (other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses), so that total annual operating expenses for each class are not expected to exceed 1.55%, 1.75%, 2.30%, 1.55%, 1.80%, 1.20% and 1.10% for Class A, A2, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares of the fund will not exceed total annual fund operating expenses for Class I shares. This arrangement for Class IS shares is subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

As the fund was not operational prior to the date of this SAI, the fund has not yet paid any management fees.

Under its Management Agreement, the fund has the non-exclusive right to use the name “Legg Mason” until its Management Agreement is terminated or until the right is withdrawn in writing by LMPFA.

Subadvisers

QS Investors, LLC, (“QS”) with offices at 880 Third Avenue, 7th Floor, New York, New York 10022, serves as the subadviser to the fund under a Subadvisory Agreement. QS is a Delaware limited liability company. Under the Subadvisory Agreement, QS is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of the fund’s assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. QS may also manage a portion of the fund’s cash and short-term instruments. For QS’s services, LMPFA (not the fund) pays QS a fee, computed daily and payable monthly, at an annual rate equal to [    ]% of the net fee received by LMPFA from the fund.

Western Asset Management Company (“Western Asset”), with offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018, manages the portion of the fund’s cash and short-term instruments allocated to it pursuant to a separate subadivsory agreement between LMPFA and Western Asset (“Western Asset Agreement”). Under the Western Asset Agreement, Western Asset, with respect to its allocated assets, is responsible, subject to the general supervision of LMPFA and the Board, for the management of the fund’s cash and short term instruments, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Western Asset’s services to the fund, LMPFA, not the fund, pays Western Asset 0.02% of the portion of the fund’s average daily net assets that are allocated to Western Asset by LMPFA. Western Asset, established in 1971, acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

Under the Subadvisory Agreement, and the Western Asset Agreement, LMPFA, QS and Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by any fund in connection with the performance of the Subadvisory Agreement and Western Asset Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of their obligations or duties thereunder.

The Subadvisory Agreement and the Western Asset Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board, by vote of a majority of the outstanding voting securities of the fund, by LMPFA or by QS and Western Asset, on not less than 60 days’ written notice to the other party, and may be terminated immediately upon the mutual written consent of LMPFA, by QS or Western Asset, and the fund.

LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”), a financial services holding company, which is also the parent of LMIS. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

Portfolio Managers

Joe Giroux, Austin Kairnes, Steve Lazendorf and Russell Shtern are the fund’s portfolio managers.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

Joe Giroux

As of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($millions)
Registered Investment Companies
Other pooled investment vehicle
Other accounts

Austin Kairnes

As of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($millions)
Registered Investment Companies
Other pooled investment vehicle
Other accounts

Steve Lazendorf

As of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($millions)
Registered Investment Companies
Other pooled investment vehicle
Other accounts

Russell Shtern

As of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($millions)
Registered Investment Companies
Other pooled investment vehicle
Other accounts

As the fund was not operational prior to the date of this SAI, the portfolio managers did not own shares of the fund as of the date of this SAI.

Potential Conflicts of Interest

The subadviser maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

The subadviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. The subadviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by the subadviser to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. The subadviser may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, the subadviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

Investment professionals employed by the subadviser may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. The subadviser has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

The subadviser allows its employees to trade in securities that it recommends to advisory clients. The subadviser’s employees may buy, hold or sell securities at or about the same time that the subadviser is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the subadviser for its client accounts. The subadviser and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by the subadviser. This may result in a potential conflict of interest since the subadviser’s employees have knowledge of such funds’ investment holdings, which is non-public information.

Compensation

Compensation for all investment professionals includes a combination of base salary and annual performance bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

•	Competitive base salaries;

•

Individual performance-based bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and

•	Corporate profit sharing.

Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.

Code of Ethics

The fund, LMPFA, QS, Western Asset and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code of ethics. Copies of the codes of ethics of the fund, LMPFA, QS, Western Asset and LMIS are on file with the SEC.

Proxy Voting

As the fund holds various equity securities in its portfolio, it often will have the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason Funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or subadvisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting the fund’s proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and the adviser’s affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmason.com/IndividualInvestors (click on the name of the fund) or the SEC’s Internet site at http://www.sec.gov.

Portfolio Transactions and Brokerage

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. Variation in the fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase or redemption orders or market conditions. The fund has not commenced operations as of the date of this SAI. Accordingly, it has no turnover data to report.

Under the Subadvisory Agreement, the subadviser is responsible for the execution of fund portfolio transactions. The subadviser places all orders for the purchase and the sale of portfolio investments with broker/dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the fund of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the OTC markets, but the price paid by the fund usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the subadviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker/dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the fund, the subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the services described below), and any risk assumed by the executing broker or dealer and, if applicable, arrangements for payment of fund expenses.

Consistent with the policy of most favorable price and execution, the subadviser may give consideration to research, statistical and other services furnished by broker/dealers to the subadviser for its use, may place orders with broker/dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker/dealers a higher brokerage commission than may be charged by other brokers or dealers, or a higher transaction fee on so-called “riskless principal” trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to the subadviser in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by the subadviser from brokers executing orders for clients other than the fund may be used for the fund’s benefit. The subadviser’s fee is not reduced by reason of its receiving such brokerage and research services.

The fund may use brokerage firms affiliated with the subadviser (“affiliated broker”) as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed “usual and customary brokerage commissions.” Rule 17e-1 under the 1940 Act defines “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In the OTC market, the fund generally deals with responsible primary market makers unless a more favorable execution can otherwise be obtained.

The fund has not commenced operations as of the date of this SAI. Accordingly, it has no brokerage data to report.

Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called “riskless principal” trades. The Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund’s investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same subadviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. Each Management Agreement, each Subadvisory Agreement and each Western Asset Agreement expressly provides such consent.

Investment decisions for the fund are made independently from those of other funds and accounts advised by LMPFA, QS and Western Asset. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large-volume transactions may produce better executions and prices.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the fund. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket”

platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Dealer Commissions and Concessions

From time to time, the fund’s distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the fund or a managed account strategy of which the fund is part. Such concessions provided by the fund’s distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the fund’s distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.25% of the average daily net assets of the fund attributable to Class A2 shares, not to exceed 1.00% of the average daily net assets of the fund attributable to Class C shares, not to exceed 0.25% of the average daily net assets of the fund attributable to Class FI shares, and not to exceed 0.50% of the average daily net assets of the fund attributable to Class R shares. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the fund, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred by the distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The fund had not yet commenced operations as of the date of this SAI and therefore has no distribution and service fee information to report.

The Trust

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 7, 2009.

The fund is a series of the Trust, a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the fund, when issued, will be fully paid and nonassesable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund.

State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Legal Counsel

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006-1600, serves as counsel to the fund.

Independent Registered Public Accounting Firm

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Financial Statements

The fund has not yet commenced operations as of the date of this SAI and therefore it does not yet have financial statements.

APPENDIX A

Credit Rating Descriptions

Description of Moody’s Investors Service, Inc. (“Moody’s”) Ratings:

The following descriptions of Moody’s ratings have been published by Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa—Obligations rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s (“S&P”) Ratings:

The following descriptions of S&P’s ratings have been published by Standard & Poor’s Financial Service LLC.

Long-Term Issue Credit Ratings

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of any grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer.

Plus (+) or Minus (-)—The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer. .

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can related to either a short-tern or a long-term transaction and accordingly may use either short-term or. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. Municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Description of Fitch Ratings’ (“Fitch”) Ratings:

The following descriptions of Fitch’s ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

Corporate Finance Obligations—Long-Term

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

emr—The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligation Ratings:

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

LEGG MASON FUNDS

PROXY VOTING POLICIES

(Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1.	Voting Proxies—Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2.	Proxy Voting Policies of Advisers to Legg Mason Funds—Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3.	Fund’s Proxy Voting Policies and Procedures—The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers’ policies for the voting of the fund’s proxies. The policies and procedures that the fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4.	Annual Review—An adviser’s proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser’s stated proxy voting policies and procedures.

5.	Changes to Advisers’ Policies and Procedures—On an annual basis, any changes to an adviser’s proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

Legg Mason Partners Fund Advisor, LLC

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the fund’s Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

QS Investors Proxy Voting Policy

Introduction

QS Investors (“QS”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS. In addition, QS’s Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS.

Responsibilities

Proxy votes are the property of QS’s advisory clients.1 As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS’s advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.

Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.

Clients may in certain instances contract with their custodial agent and notify QS that they wish to engage in securities lending transactions. QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.

Policies

Proxy voting activities are conducted in the best economic interest of clients.

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

Underlying Funds

Certain QS client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

QS Investors Proxy Voting Policy

or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS’s proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of underlying Funds

Manager of Manager Arrangements

QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.

ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.

Procedures

Proxy Voting Guidelines

QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

QS Investors Proxy Voting Policy

Proxy Voting of Underlying Funds

Proxy Voting of Affiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific proxy voting decisions made by Management

Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.

Certain proxy votes may not be cast

In extremely limited cases, QS may determine that it is in the best economic interests of its clients not to vote certain proxies. QS will abstain from voting if:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:

•	Proxy ballot was not received from the custodian;
•	Meeting notice was not received with adequate time for processing; or
•	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

QS Investors Proxy Voting Policy

Conflict of Interest Procedures

QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

•	The issuer is a client of QS;
•	The issuer is a material business partner of QS; or
•	An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.

QS believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS by ISS.

As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS and such business units.

Procedures to Address Conflicts of Interest and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS’s clients.2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.

The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.

If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.

2 Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance

QS Investors Proxy Voting Policy

Note: Any QS employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or as actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS that identifies itself as a QS advisory client, has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.

Duty to Report: Any QS employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS advisory client to influence, how QS votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

Other Procedures That Limit Conflicts of Interest

QS has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

Recordkeeping

QS will retain records of client requests for proxy voting information and any written responses thereto provided by QS, and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

QS also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to QS’s investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.

QS Investors Proxy Voting Policy

QS will also maintain the following records relating to proxy voting:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•	The shareholder meeting date;
•	A copy of each proxy statement received by QS;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether QS cast its vote on the matter;
•	How QS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether QS cast its vote for or against management.

In lieu of keeping copies of proxy statements, QS may rely on proxy statements filed on the EDGAR system. QS also may rely on third party records of proxy statements and votes cast by QS if the third party provides an undertaking to QS to provide such records promptly upon request.

Legg Mason Global Asset Management Trust

Part C.		Other Information

Item 28.		Exhibits

(a)	(i)	Certificate of Trust (6)

	(ii)	Amended and Restated Declaration of Trust (25)

	(iii)	Amended Schedules A and B to the Amended and Restated Declaration of Trust (44)

(b)	Bylaws, as amended and restated (25)

(c)	Instruments defining rights of security holders with respect to Legg Mason Global Asset Management Trust are contained in the Amended and Restated Declaration of Trust and Bylaws, as amended and restated, which are incorporated by reference to Exhibits (a) and (b) of Item 28 of Part C herein.

(d)	(i)	Management Agreement – Legg Mason BW International Opportunities Bond Fund (7)

	(ii)	Subadvisory Agreement – Legg Mason BW International Opportunities Bond Fund (7)

	(iii)	Management Agreement – QS Legg Mason Strategic Real Return Fund (8)

	(iv)	Advisory Agreement – QS Legg Mason Strategic Real Return Fund (8)

	(v)	Subadvisory Agreement with Batterymarch Financial Management, Inc. – QS Legg Mason Strategic Real Return Fund (8)

	(vi)	Subadvisory Agreement with ClearBridge Advisors, LLC – QS Legg Mason Strategic Real Return Fund (8)

	(vii)	Subadvisory Agreement with Western Asset Management Company – QS Legg Mason Strategic Real Return Fund (8)

	(viii)	Subadvisory Agreement with Western Asset Management Company Limited in London – QS Legg Mason Strategic Real Return Fund (8)

	(ix)	Subadvisory Agreement with Western Asset Management Company Ltd. in Japan – QS Legg Mason Strategic Real Return Fund (8)

	(x)	Management Agreement – Legg Mason BW Diversified Large Cap Value Fund (9)

	(xi)	Subadvisory Agreement – Legg Mason BW Diversified Large Cap Value Fund (9)

	(xii)	Management Agreement – Legg Mason BW Absolute Return Opportunities Fund (10)

	(xiii)	Subadvisory Agreement – Legg Mason BW Absolute Return Opportunities Fund (10)

	(xiv)	Form of Management Agreement – Legg Mason BW Classic Large Cap Value Fund (11)

	(xv)	Form of Subadvisory Agreement – Legg Mason BW Classic Large Cap Value Fund (11)

	(xvi)	The form of Investment Advisory and Management Agreement for ClearBridge Global Growth Trust is substantially identical to the Investment Advisory and Management Agreement of Legg Mason Capital Management Growth Trust, Inc. (13)

	(xvii)	The form of Sub-Administration Agreement for ClearBridge Global Growth Trust is substantially identical to the Sub-Administration Agreement of Legg Mason Capital Management Growth Trust, Inc. (13)

	(xviii)	The form of Investment Advisory and Management Agreement for ClearBridge Special Investment Trust is substantially identical to the Investment Advisory and Management Agreement of Legg Mason Capital Management Special Investment Trust, Inc. (14)

	(xix)	The form of Sub-Administration Agreement for ClearBridge Special Investment Trust is substantially identical to the Sub-Administration Agreement of Legg Mason Capital Management Special Investment Trust, Inc. (15)

	(xx)	The form of Investment Advisory and Management Agreement for ClearBridge Value Trust is substantially identical to the Investment Advisory and Management Agreement of Legg Mason Capital Management Value Trust, Inc. (19) and the Amended Appendix A to the Investment Advisory and Management Agreement of Legg Mason Capital Management Value Trust, Inc. (17)

(xxi)	The form of Sub-Administration Agreement for ClearBridge Value Trust is substantially identical to the Sub-Administration Agreement of Legg Mason Capital Management Value Trust, Inc. (18)

(xxii)	The form of Inter-Affiliate Transfer Agreement (LMFM to LMCM) for ClearBridge Global Growth Trust is substantially identical to the Inter-Affiliate Transfer Agreement (LMFM to LMCM) of Legg Mason Capital Management Growth Trust, Inc. (21)

(xxiii)	The form of Inter-Affiliate Transfer Agreement (LMFM to LMCM) for ClearBridge Special Investment Trust is substantially identical to the Inter-Affiliate Transfer Agreement (LMFM to LMCM) of Legg Mason Capital Management Special Investment Trust, Inc. (23)

(xxiv)	The form of Inter-Affiliate Transfer Agreement (LMFM to LMCM) for ClearBridge Value Trust is substantially identical to the Inter-Affiliate Transfer Agreement (LMFM to LMCM) of Legg Mason Capital Management Value Trust, Inc. (24)

(xxv)	The form of Inter-Affiliate Transfer Agreement (LMFA to LMPFA) for ClearBridge Global Growth Trust, ClearBridge Special Investment Trust, and ClearBridge Value Trust is substantially identical to the Inter-Affiliate Transfer Agreement (LMFM to LMCM) of Legg Mason Capital Management Growth Trust, Inc., Legg Mason Capital Management Special Investment Trust, Inc., and Legg Mason Capital Management Value Trust, Inc. (22)

(xxvi)	The form of Investment Advisory and Management Agreement for QS Batterymarch International Equity Fund is substantially identical to the Investment Advisory and Management Agreement of Legg Mason Global Trust, Inc. on behalf of Legg Mason Batterymarch International Equity Trust (26)

(xxvii)	The form of Investment Advisory and Management Agreement for QS Batterymarch Emerging Markets Fund is substantially identical to the Investment Advisory and Management Agreement of Legg Mason Global Trust, Inc. on behalf of Legg Mason Batterymarch Emerging Markets Trust (27)

(xxviii)	The form of Investment Advisory and Management Agreement for QS Batterymarch U.S. Small Capitalization Equity Fund is substantially identical to the Investment Advisory and Management Agreement of Legg Mason Charles Street Trust, Inc., on behalf of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (1)

(xxix)	The form of Investment Advisory and Management Agreement for Legg Mason BW Global Opportunities Bond Fund is substantially identical to the Investment Advisory and Management Agreement of Legg Mason Charles Street Trust, Inc., on behalf of Legg Mason BW Global Opportunities Bond Fund (4)

(xxx)	The form of Inter-Affiliate Transfer Agreement – Management Agreement (LMFA to LMPFA) for QS Batterymarch International Equity Fund, QS Batterymarch Emerging Markets Fund, QS Batterymarch U.S. Small Capitalization Equity Fund and Legg Mason BW Global Opportunities Bond Fund is substantially identical to the Inter-Affiliate Transfer Agreement – Management Agreement (LMFA to LMPFA) of Legg Mason Global Trust, Inc. (on behalf of Legg Mason Batterymarch International Equity Trust and Legg Mason Batterymarch Emerging Markets Trust) and Legg Mason Charles Street Trust, Inc. (on behalf of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio and Legg Mason BW Global Opportunities Bond Fund) (29)

(xxxi)	The form of Inter-Affiliate Transfer Agreement – Investment Advisory Agreement (LMFA to LMPFA) for QS Batterymarch International Equity Fund, QS Batterymarch Emerging Markets Fund, QS Batterymarch U.S. Small Capitalization Equity Fund and Legg Mason BW Global Opportunities Bond Fund is substantially identical to the Inter-Affiliate Transfer Agreement – Investment Advisory Agreement (LMFA to LMPFA) of Legg Mason Global Trust, Inc. (on behalf of QS Batterymarch International Equity Fund and QS Batterymarch Emerging Markets Fund) and Legg Mason Charles Street Trust, Inc. (on behalf of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio and Legg Mason BW Global Opportunities Bond Fund) (29)

(xxxii)	Management Agreement – Legg Mason BW Global High Yield Fund (31)

(xxxiii)	Subadvisory Agreement – Legg Mason BW Global High Yield Fund (31)

(xxxiv)	Management Agreement – Legg Mason BW Alternative Credit Fund (34)

(xxxv)	Subadvisory Agreement – Legg Mason BW Alternative Credit Fund (34)

	(xxxvi)	Management Agreement – Miller Income Opportunity Trust (37)

	(xxxvii)	Subadvisory Agreement – Miller Income Opportunity Trust (37)

	(xxxviii)	Form of Management Agreement – Legg Mason BW Dynamic Large Cap Value Fund (38)

	(xxxix)	Form of Subadvisory Agreement – Legg Mason BW Dynamic Large Cap Value Fund (38)

	(xxxx)	Management Agreement - Martin Currie Emerging Markets Fund (43)

	(xxxxi)	Subadvisory Agreement with Martin Currie, Inc. - Martin Currie Emerging Markets Fund (43)

	(xxxxii)	Subadvisory Agreement with Western Asset Management Company - Martin Currie Emerging Markets Fund (43)

	(xxxxiii)	Management Agreement - QS Global Market Neutral Fund (to be filed by subsequent amendment)

	(xxxxix)	Subadvisory Agreement - QS Global Market Neutral Fund (to be filed by subsequent amendment)

(e)	(i)	Distribution Agreement – all funds except ClearBridge Global Growth Trust, ClearBridge Special Investment Trust, ClearBridge Value Trust, QS Batterymarch International Equity Fund, QS Batterymarch Emerging Markets Fund, QS Batterymarch U.S. Small Capitalization Equity Fund and Legg Mason BW Global Opportunities Bond Fund (7)

	(ii)	Amended Appendix A to the Distribution Agreement – all funds except ClearBridge Global Growth Trust, ClearBridge Special Investment Trust, ClearBridge Value Trust, QS Batterymarch International Equity Fund, QS Batterymarch Emerging Markets Fund, QS Batterymarch U.S. Small Capitalization Equity Fund and Legg Mason BW Global Opportunities Bond Fund (to be filed by subsequent amendment)

	(iii)	The form of Distribution Agreement for ClearBridge Global Growth Trust is substantially identical to the Distribution Agreement of Legg Mason Capital Management Growth Trust, Inc. (19) and the Amendment No. 1 to the Distribution Agreement dated December 15, 2006 of Legg Mason Capital Management Growth Trust, Inc. (19)

	(iv)	The form of Distribution Agreement for ClearBridge Special Investment Trust is substantially identical to the Distribution Agreement of Legg Mason Capital Management Special Investment Trust, Inc. (20) and Amendment No. 1 to the Distribution Agreement dated December 15, 2006 of Legg Mason Capital Management Special Investment Trust, Inc. (20)

	(v)	The form of Distribution Agreement for ClearBridge Value Trust is substantially identical to the Distribution Agreement of Legg Mason Capital Management Special Investment Trust, Inc. (20) and Amendment No. 1 to the Distribution Agreement dated December 15, 2006 of Legg Mason Capital Management Special Investment Trust, Inc. (20)

	(vi)	Anti-Money Laundering Delegation Agreement (7)

	(vii)	Amended Attachment A to the Anti-Money Laundering Delegation Agreement (to be filed by subsequent amendment)

	(viii)	Form of Selected Dealer Agreement (2)

	(ix)	The form of Distribution Agreement for QS Batterymarch International Equity Fund and QS Batterymarch Emerging Markets Fund is substantially identical to the Distribution Agreement of Legg Mason Global Trust, Inc., on behalf of QS Batterymarch International Equity Fund and QS Batterymarch Emerging Markets Fund (28) and Amendment No. 1 to the Distribution Agreement dated December 15, 2006 of Legg Mason Global Trust, Inc., on behalf of Legg Mason Batterymarch International Equity Trust and Legg Mason Batterymarch Emerging Markets Trust (28)

	(x)	The form of Distribution Agreement for QS Batterymarch U.S. Small Capitalization Equity Fund and Legg Mason BW Global Opportunities Bond Fund is substantially identical to the Distribution Agreement of Legg Mason Charles Street Trust, Inc., on behalf of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio and Legg Mason BW Global Opportunities Bond Fund (3) and Amendment No. 1 to the Distribution Agreement dated December 15, 2006 of Legg Mason Charles Street Trust, Inc., on behalf of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio and Legg Mason BW Global Opportunities Bond Fund (3)

(f)	Bonus, profit sharing or pension plans — none

(g)	(i)	Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated October 5, 2012 (32)

	(ii)	Amended Exhibit A to the Custodian Services Agreement (to be filed with subsequent amendment)

	(iii)	Fund Accounting Services Agreement with State Street dated as of October 5, 2012 (32)

	(iv)	Amended Exhibit A to the Fund Accounting Services Agreement (to be filed with subsequent amendment)

(h)	(i)	Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (39)

	(ii)	Amendment No. 1 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (42)

	(iii)	Board Resolutions regarding expense limitation arrangements for all funds and classes except for Legg Mason BW Classic Large Cap Value Fund, Legg Mason BW Dynamic Large Cap Value Fund, Martin Currie Emerging Markets Fund, and QS Global Market Neutral Fund (40)

	(iv)	Board Resolutions regarding expense limitation arrangements with respect to Class A, Class C, Class FI, Class R, Class I and Class IS Shares for Legg Mason BW Dynamic Large Cap Value Fund (38)

	(v)	Board Resolutions regarding expense limitation arrangements with respect to Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS Shares for Martin Currie Emerging Markets Fund (43)

	(vi)	Board Resolutions regarding expense limitation arrangements with respect to Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS Shares for QS Global Market Neutral Fund (to be filed with subsequent amendment)

(i)	Opinion and consent of counsel for QS Global Market Neutral Fund (to be filed by subsequent amendment)

(j)	Consent of Independent Registered Public Accounting Firm for QS Global Market Neutral Fund (to be filed by subsequent amendment)

(k)	Financial statements omitted from Item 27 – not applicable

(l)	Agreement for providing initial capital (7)

(m)	(i)	Shareholder Services and Distribution Plan (40)

	(ii)	Amended Appendix A to the Shareholder Services and Distribution Plan (43)

(n)	Multiple Class Plan pursuant to Rule 18f-3 (30)

(o)	Reserved

(p)	Code of Ethics for the funds, their investment advisers, and their principal underwriter

	(i)	Legg Mason & Co., LLC (12)

	(ii)	Batterymarch Financial Management, Inc. (3)

	(iii)	Brandywine Global Investment Management, LLC (35)

	(iv)	ClearBridge Investments, LLC (5)

	(v)	Western Asset Management Company, Western Asset Management Company Limited in London, and Western Asset Management Company Ltd. in Japan (36)

	(vi)	LMM LLC (35)

	(vii)	Martin Currie Inc. (41)

(1)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 8 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed July 23, 2002.
(2)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason \ Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

(3)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed July 27, 2007.
(4)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 24 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed June 26, 2009.
(5)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 148 to the Registration Statement of Legg Mason Partners Equity Trust, SEC File No. 33-43446, filed August 26, 2009.
(6)	Incorporated herein by reference to the corresponding exhibit of the initial Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed October 13, 2009.
(7)	Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed December 1, 2009.
(8)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 2 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed February 26, 2010.
(9)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 9 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed August 20, 2010.
(10)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed February 25, 2011.
(11)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 20 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed June 10, 2011.
(12)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 033-37971, filed July 26, 2011.
(13)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to the registration statement of Legg Mason Capital Management Growth Trust, Inc., SEC File No. 33-89090, filed on March 18, 2002.
(14)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 24 to the Registration Statement of Legg Mason Capital Management Special Investment Trust, Inc., SEC File No. 33-1271, filed May 10, 2001.
(15)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 25 to the Registration Statement of Legg Mason Capital Management Special Investment Trust, Inc., SEC File No. 33-1271, filed July 2, 2001.
(16)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed May 10, 2001.
(17)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 42 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 27, 2007.
(18)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 32 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 2, 2001.

(19)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 25 to the registration statement of Legg Mason Capital Management Growth Trust, Inc., SEC File No. 33-89090, filed on April 25, 2007.
(20)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 35 to the Registration Statement of Legg Mason Capital Management Special Investment Trust, Inc., SEC File No. 33-1271, filed July 27, 2007.
(21)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 24 to the registration statement of Legg Mason Capital Management Growth Trust, Inc., SEC File No. 33-89090, filed on April 27, 2006.
(22)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 48 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed February 26, 2010.
(23)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of Legg Mason Capital Management Special Investment Trust, Inc., SEC File No. 33-1271, filed July 29, 2005.
(24)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 38 to the Registration Statement of Legg Mason Capital Management Value Trust, Inc., SEC File No. 2-75766, filed July 29, 2005.
(25)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 25 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed December 13, 2011.
(26)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed August 31, 1995.
(27)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 10 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed November 18, 1996.
(28)	Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 34 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 26, 2007.
(29)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 26 to the Registration Statement of Legg Mason Charles Street Trust, Inc. SEC File No. 333-44423, filed February 26, 2010.
(30)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 45 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed August 16, 2012.
(31)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 48 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed September 26, 2012.
(32)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 54 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed January 25, 2013.
(33)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 64 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed October 8, 2013.

(34)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 66 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed November 25, 2013.
(35)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 67 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed December 13, 2013.
(36)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 70 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed January 24, 2014.
(37)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 74 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed February 26, 2014.
(38)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 81 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed August 6, 2014.
(39)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 315 to the Registration Statement of Legg Mason Partners Equity Trust, SEC File No. 33-43446, filed December 15, 2014.
(40)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 87 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed January 23, 2015.
(41)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 88 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed February 10, 2015.
(42)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 90 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed February 19, 2015.
(43)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 95 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed May 26, 2015.
(44)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 97 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed August 7, 2015.

Item 29.	Persons Controlled by or under Common Control with Registrant - None

Item 30.	Indemnification

Article 9 of the Registrant’s Amended and Restated Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former trustee, officer or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust provides that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former trustee, officer or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth the provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In the Distribution Agreement(s) relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor, its officers, directors and employees and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor or such other parties who would otherwise be subject, by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

In addition, to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant’s Management and Subadvisory Agreements provide that the manager or subadvisor (including the manager or subadvisor’s affiliates performing services for the Registrant or the fund, and the partners, shareholders, directors, officers and employees of the manager or subadvisor and such affiliates), as applicable, assumes no responsibility under the agreements other than to render the services called for under the agreements in good faith. The Management and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the agreements protects the manager or the subadvisor, as applicable, against any liability to the fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreements.

Item 31.	Business and Other Connections of Investment Adviser

(a) Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMPFA have been engaged as director, officer, employee, partner, or trustee.

Ted P. Becker	CCO, LMPFA
Vice President, LeggCo
Vice President, Legg Mason, Inc.

Kenneth D. Fuller	Chairman, President and CEO, LMPFA

Jeanne M. Kelly	President and CEO, LMPFA
President and CEO, LM Asset

Thomas C. Mandia	Secretary, LMPFA
Secretary, SBFM

Peter H. Nachtwey	Director, LMPFA
Director and President, The Baltimore Co.
Director and President, BMML
Director, Brandywine
Director, ClearBridge
Director, Clear Inv
Director, LM Asset
Director and President, GS
Director and President, LeggCo
Vice President and Treasurer, LMCF
Director and President, LMCRES
Director, LMFAM
Director, LMFC
Sr. EVP and CFO, Legg Mason Inc.
Chairman, LMPAC
Manager, LMIH
Director, LM Poland
Manager, LMPPG
Director and President, LMRESA
Director and President, LMRG
Director and President, LMRP
Director and President, LM Tower
Director and President, LM BAM
Manager and President, LMCS V
Director, Royce
Director, Pelican1
Director, Pelican2

Amy M. Olmert	Director, LMPFA
Vice President, LeggCo

Jane Trust	Senior Vice President, LMPFA

(b) QS Legg Mason Global Asset Allocation, LLC (“LMGAA”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMGAA have been engaged as director, officer, employee, partner, or trustee.

Jeffrey A. Nattans	Director, LMGAA
Manager, Clear Inv
Manager, ClearBridge
Manager, LM Asset
Director, LMFAM
Director, LMPPG
Executive Vice President, Legg Mason, Inc.
President and CEO, Pelican1
President and CEO, Pelican2
Vice President and Manager, LMIH
Director, Batterymarch
Director, Permal
Manager, Royce
Director, WAM

(c) QS Batterymarch Financial Management, Inc. (“Batterymarch”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.

Jeffrey A. Nattans	Director, LMGAA
Manager, Clear Inv
Manager, ClearBridge
Manager, LM Asset
Director, LMFAM
Director, LMPPG
Executive Vice President, Legg Mason, Inc.
President and CEO, Pelican1
President and CEO, Pelican2
Vice President and Manager, LMIH
Director, Batterymarch
Director, Permal
Manager, Royce
Director, WAM

(d) Brandywine Global Investment Management, LLC (“Brandywine”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Brandywine have been engaged as director, officer, employee, partner, or trustee.

Thomas C. Merchant	Secretary, Brandywine
Exec Vice President and General Counsel, Legg Mason, Inc.
Secretary, The Baltimore Co.
Secretary, BMML
Secretary, LMCF
Secretary, LMCRES
Secretary, LMIH
Secretary, LMPAC
Secretary, LMRESA
Secretary, LMRG
Secretary, LMRP
Secretary, LM Tower
Secretary, LMCS V
Secretary, Pelican1
Secretary, Pelican2

Peter H. Nachtwey	Director, LMPFA
Director and President, The Baltimore Co.
Director and President, BMML
Director, Brandywine
Director, ClearBridge
Director, Clear Inv
Director, LM Asset
Director and President, GS
Director and President, LeggCo
Vice President and Treasurer, LMCF
Director and President, LMCRES
Director, LMFAM
Director, LMFC
Sr. EVP and CFO, Legg Mason Inc.
Chairman, LMPAC
Manager, LMIH
Director, LM Poland
Manager, LMPPG
Director and President, LMRESA
Director and President, LMRG
Director and President, LMRP
Director and President, LM Tower
Director and President, LM BAM
Manager and President, LMCS V
Director, Royce
Director, Pelican1
Director, Pelican2

(e) ClearBridge Investments, LLC (“Clear Inv”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Clear Inv have been engaged as director, officer, employee, partner, or trustee.

Peter H. Nachtwey	Director, LMPFA
Director and President, The Baltimore Co.
Director and President, BMML
Director, Brandywine
Director, ClearBridge
Director, Clear Inv
Director, LM Asset
Director and President, GS
Director and President, LeggCo
Vice President and Treasurer, LMCF
Director and President, LMCRES
Director, LMFAM
Director, LMFC
Sr. EVP and CFO, Legg Mason Inc.
Chairman, LMPAC
Manager, LMIH
Director, LM Poland
Manager, LMPPG
Director and President, LMRESA
Director and President, LMRG
Director and President, LMRP

Director and President, LM Tower
Director and President, LM BAM
Manager and President, LMCS V
Director, Royce
Director, Pelican1
Director, Pelican2

Jeffrey A. Nattans	Director, LMGAA
Manager, Clear Inv
Manager, ClearBridge
Manager, LM Asset
Director, LMFAM
Director, LMPPG
Executive Vice President, Legg Mason, Inc.
President and CEO, Pelican1
President and CEO, Pelican2
Vice President and Manager, LMIH
Director, Batterymarch
Director, Permal
Manager, Royce
Director, WAM

(f) ClearBridge, LLC (“ClearBridge”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of ClearBridge have been engaged as director, officer, employee, partner, or trustee.

Peter H. Nachtwey	Director, LMPFA
Director and President, The Baltimore Co.
Director and President, BMML
Director, Brandywine
Director, ClearBridge
Director, Clear Inv
Director, LM Asset
Director and President, GS
Director and President, LeggCo
Vice President and Treasurer, LMCF
Director and President, LMCRES
Director, LMFAM
Director, LMFC
Sr. EVP and CFO, Legg Mason Inc.
Chairman, LMPAC
Manager, LMIH
Director, LM Poland
Manager, LMPPG
Director and President, LMRESA
Director and President, LMRG
Director and President, LMRP
Director and President, LM Tower
Director and President, LM BAM
Manager and President, LMCS V
Director, Royce
Director, Pelican1
Director, Pelican2

Jeffrey A. Nattans	Director, LMGAA
Manager, Clear Inv
Manager, ClearBridge

Manager, LM Asset
Director, LMFAM
Director, LMPPG
Executive Vice President, Legg Mason, Inc.
President and CEO, Pelican1
President and CEO, Pelican2
Vice President and Manager, LMIH
Director, Batterymarch
Director, Permal
Manager, Royce
Director, WAM

(g) Western Asset Management Company (“WAM”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Jeffrey A. Nattans	Director, LMGAA
Manager, Clear Inv
Manager, ClearBridge
Manager, LM Asset
Director, LMFAM
Director, LMPPG
Executive Vice President, Legg Mason, Inc.
President and CEO, Pelican1
President and CEO, Pelican2
Vice President and Manager, LMIH
Director, Batterymarch
Director, Permal
Manager, Royce
Director, WAM

(h) Western Asset Management Company Limited in London (“WAMCL”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAMCL have been engaged as director, officer, employee, partner or trustee.

Thomas C. Merchant	Secretary, WAMCL
Secretary, Brandywine
Exec Vice President and General Counsel, Legg Mason, Inc.
Secretary, The Baltimore Co.
Secretary, BMML
Secretary, LMCF
Secretary, LMCRES
Secretary, LMIH
Secretary, LMPAC
Secretary, LMRESA
Secretary, LMRG
Secretary, LMRP
Secretary, LM Tower
Secretary, LMCS V
Secretary, Pelican1
Secretary, Pelican2

(i) Western Asset Management Company Ltd. in Japan (“WAM Tokyo”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAM Tokyo have been engaged as director, officer, employee, partner or trustee.

Jeffrey A. Nattans	Manager, ClearBridge
Manager, Clear Inv
Manager, LMIC
Director, NS
Manager, LM Asset
Manager, GCIM
Executive Vice President, Legg Mason, Inc.
Vice President and Manager, LMIH
Director, LMREC
Manager, Royce
Director, WAM
Director, WAMCL
Director, WAM Tokyo
Director, WAM Australia
Director, WAM Singapore

(j) LMM LLC (“LMM”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMM have been engaged as director, officer, employee, partner, or trustee.

William H. Miller III	Managing Member, LMM

(k) Martin Currie, Inc. (“Martin Currie”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers, or partners of Martin Currie have been engaged as director, officer, employee, partner or trustee.

Joseph A. Carrier	Director, Martin Currie
Vice President, LeggCo
Vice President and Chief Risk Officer, Legg Mason, Inc.

Tom Hoops	Director, Martin Currie
Executive Vice President and Chief Risk Officer, Legg Mason, Inc.

Joe Larocque	Director, Martin Currie
Director, Batterymarch
Director, LMGAA
Director, WAM Tokyo
Director, WAM Australia
Director, WAM Singapore

Addresses for Item 31:

The Baltimore Company (“The Baltimore Co”)

100 International Drive

Baltimore, MD 21202

QS Batterymarch Financial Management, Inc. (“ Batterymarch”)

200 Clarendon Street

Boston, MA 02116

BMML, Inc. (“BMML”)

100 International Drive

Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

ClearBridge, LLC (“ClearBridge”)

100 International Drive

Baltimore, MD 21202

ClearBridge Investments, LLC (“Clear Inv”)

620 Eight Avenue

New York, NY 10018

Legg Mason Asset Services, LLC. (“LM Asset”)

620 Eight Avenue

New York, NY 10018

Gray Seifert & Co (“GS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Charitable Foundation, Inc. (“LMCF”)

100 International Drive

Baltimore, MD 21202

Legg Mason Fund Asset Management, Inc. (“LMFAM”)

620 Eight Avenue

New York, NY 10018

Legg Mason Funding Ltd. (“LMFC”)

100 International Drive

Baltimore, MD 21202

QS Legg Mason Global Asset Allocation, LLC (“LMGAA”)

620 8th Ave., 49th Floor

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason & Co. LLC (“LeggCo”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investor Services, LLC (“LMIS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

620 8th Ave., 49th Floor

New York, NY 10018

Legg Mason Political Action Committee (“LMPAC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)

100 International Drive

Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna (“LM Poland”)

“Senator building” 12 Bielanska St.

00-085 Warsaw, Poland

LM BAM, Inc. (“LM BAM”)

46 Public Square, Suite 700

Wilkes Barre, PA 18701

LM Capital Support V (“LMCS V”)

100 International Drive

Baltimore, MD 21202

LMM LLC (“LMM”)

100 International Drive

Baltimore, MD 21202

Martin Currie, Inc. (“Martin Currie”)

1350 Avenue of the Americas

New York, NY

10019

Pelican Holdings I, LLC (“Pelican1”)

160 Greentree Drive, Suite 101

Dover, DE 19904

Pelican Holdings II, LLC (“Pelican2”)

160 Greentree Drive, Suite 101

Dover, DE 19904

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the Registrant’s principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Western Asset Funds, Inc.; Legg Mason Partners Premium Money Market Trust; Legg Mason Partners Institutional Trust; Legg Mason Partners Money Market Trust; Legg Mason Partners Equity Trust; Legg Mason Partners Variable Equity Trust; Legg Mason Partners Variable Income Trust; Legg Mason Partners Income Trust; Legg Mason Global Asset Management Variable Trust; and Legg Mason Investment Trust.

(b) The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, LMIS.

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Frances Cashman	Co-Managing Director	None

Jeffrey Masom	Co-Managing Director	None

Matthew Schiffman	Co-Managing Director	None
100 First Stamford
Pl.Stamford, CT 06902

Dionne Spencer	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth D. Cieprisz	Vice President and Chief	None
620 8th Avenue, 49th Floor	Compliance Officer
New York, NY 10018

Vicki Schmelzer	Secretary	None

Susan Kerr	AML Compliance Officer	None
620 8th Avenue, 49th Floor
New York, NY 10018

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 33.	Location of Accounts and Records

The books, accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained in the physical possession of:

With respect to the Registrant:

(1)	Legg Mason Global Asset Management Trust

100 International Drive

Baltimore, MD 21202

With respect to the Registrant’s Investment Managers:

(2)	Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3)	Brandywine Global Investment Management, LLC

2929 Arch Street

Philadelphia, PA 19104

(4)	LMM LLC

100 International Drive

Baltimore, MD 21202

(5)	QS Batterymarch Financial Management, Inc.

200 Clarendon Street

Boston, MA 02116

(6)	ClearBridge Investments, LLC

620 Eight Avenue

New York, NY 10018

(7)	Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

(8)	Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A 2EN

England

(9)	Western Asset Management Company Ltd

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

(10)	ClearBridge, LLC

100 International Drive

Baltimore, MD 21202

(11)	Martin Currie Inc.

1350 Avenue of the Americas

New York, NY 10019

(12)	QS Investors, LLC

880 Third Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(13)	State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(14)	BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

With respect to the Registrant’s Distributor:

(15)	Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services - None

Item 35.	Undertakings - None

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Global Asset Management Trust, has duly caused this Post-Effective Amendment No. 98 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 21st day of August, 2015.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
By:	/s/ Jane E. Trust
Jane E. Trust
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated below on August 21, 2015:

Signature	Title

/s/ Arnold L. Lehman*	Chair and Trustee
Arnold L. Lehman

/s/ Ruby P. Hearn*	Trustee
Ruby P. Hearn

/s/ Robin J.W. Masters*	Trustee
Robin J.W. Masters

/s/ Jill E. McGovern*	Trustee
Jill E. McGovern

/s/ Arthur S. Mehlman*	Trustee
Arthur S. Mehlman

/s/ G. Peter O’Brien*	Trustee
G. Peter O’Brien

/s/ S. Ford Rowan*	Trustee
S. Ford Rowan

/s/ Robert M. Tarola*	Trustee
Robert M. Tarola

/s/ Jane E. Trust	President (Principal Executive Officer),
Jane E. Trust	Chief Executive Officer and Trustee

/s/ Richard F. Sennett	Principal Financial and Accounting Officer
Richard F. Sennett

* By:	/s/ Richard F. Sennett
Richard F. Sennett

Attorney in Fact, pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Jane E. Trust, Richard F. Sennett, Robert I. Frenkel, Thomas C. Mandia, Rosemary Emmens, Barbara Allen, Yi Chia Kuo, Susan Lively, Robert M. Nelson, Arthur C. Delibert and Ndenisarya Bregasi, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary, advisable or which may be required to enable Legg Mason Global Asset Management Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement (Securities Act file No. 333-162441), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and with any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

As to each of the undersigned, this Power of Attorney shall be valid from the date set forth below until revoked by such individual.

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

SIGNATURE	DATE

/s/ Ruby P. Hearn	June 1, 2015
Ruby P. Hearn

/s/ Arnold L. Lehman	June 1, 2015
Arnold L. Lehman

/s/ Robin J.W. Masters	June 1, 2015
Robin J.W. Masters

/s/ Jill E. McGovern	June 1, 2015
Jill E. McGovern

/s/ Arthur S. Mehlman	June 1, 2015
Arthur S. Mehlman

/s/ G. Peter O’Brien	June 1, 2015
G. Peter O’Brien

/s/ S. Ford Rowan	June 1, 2015
S. Ford Rowan

/s/ Robert M. Tarola	June 1, 2015
Robert M. Tarola

/s/ Jane E. Trust	June 1, 2015
Jane E. Trust